UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––––––––––––––––––––––––––

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CERO THERAPEUTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CERO THERAPEUTICS HOLDINGS, INC.
201 Haskins Way, Suite 230
South San Francisco, CA 94080

2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2025

May 6, 2025

Dear Stockholders:

We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of CERo Therapeutics Holdings, Inc. (the “Company” or “CERo”), which will be held at 9:00 a.m. Pacific Time, on May 29, 2025. The Annual Meeting will be held in virtual meeting format only. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting by visiting: https://www.cstproxy.com/cero/2025.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying proxy statement for the Annual Meeting (the “proxy statement”). Other than the proposals described in the proxy statement, the Company’s board of directors (the “Board”) is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying proxy statement.

Only CERo stockholders of record at the close of business on March 31, 2025 will be entitled to vote at the Annual Meeting and any adjournment or postponement hereof.

On behalf of the Company, thank you for your continued support.

Sincerely,

/s/ Chris Ehrlich
Chris Ehrlich
Chairman, Chief Executive Officer, and Director

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT MAY 7, 2025.

CERO THERAPEUTICS HOLDINGS, INC.
201 Haskins Way, Suite 230
South San Francisco, CA 94080

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2025

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of CERo Therapeutics Holdings, Inc. (the “Company” or “CERo”) will be held on May 29, 2025, at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:

1.      The approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to combine outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set within this range by our board of directors (the “Board”) in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 1”);

2.      The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635 upon the exercise of warrants to purchase Common Stock (the “February 2025 Common Warrants”) issued in a registered direct offering in February 2025 at less than the “minimum price” under Nasdaq Listing Rule 5635(d), including the issuance of equity compensation to one of the Company’s directors upon the exercise of the February 2025 Common Warrants at less than market value pursuant to Nasdaq Listing Rule 5635(c) (the “Nasdaq Share Issuance (Warrants) Proposal” or “Proposal No. 2”);

3.      The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635 upon the conversion of the Company’s Series D convertible preferred stock, par value $0.0001 per share, issued in a private placement in April 2025, at less than the “minimum price” under Nasdaq Listing Rule 5635(d) (the “Nasdaq Share Issuance (Series D) Proposal” or “Proposal No. 3”);

4.      The approval of the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Plan”), as amended to increase the number of shares of Common Stock available for issuance under the 2024 Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares (the “Plan Share Increase Proposal” or “Proposal No. 4”);

5.      The approval of the election of two Class I directors to the Board to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal (the “Director Election Proposal” or “Proposal No. 5”);

6.      The ratification of the appointment of Wolf & Company, P.C. (“Wolf”), as the Company’s independent registered public accounting firm for the 2025 fiscal year (the “Auditor Ratification Proposal” or “Proposal No. 6”); and

7.      The approval of an adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal Nos. 1, 2, 3 or 4 (the “Adjournment Proposal” or “Proposal No. 7”).

The Board has fixed the record date for the Annual Meeting as March 31, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of the Company’s registered stockholders as of the close of business on the record date will be available to the Company’s stockholders for examination for the ten days before the Annual Meeting at the Company’s offices at 201 Haskins Way, Suite 230, South San Francisco, CA 94080 and during the Annual Meeting at https://www.cstproxy.com/cero/2025.

You will be able to attend and listen to the Annual Meeting, vote, and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/cero/2025 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We believe that hosting a “virtual” meeting will minimize travel expenses and enable greater stockholder attendance and participation from any location around the world, provide for cost savings to the Company, and reduce the environmental impact of the Annual Meeting. The Annual Meeting will be governed by the Company’s rules of conduct and procedures that will be posted at https://www.cstproxy.com/cero/2025.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying proxy statement.

Each of the matters to be acted upon at the Annual Meeting is more fully described in the accompanying proxy statement. The Board recommends that you vote “FOR” each of the proposals outlined in the accompanying proxy statement.

The accompanying proxy statement is being mailed to stockholders commencing on or about May 7, 2025. Please carefully review the accompanying proxy statement and act as soon as possible to vote your shares whether or not you intend on attending the Annual Meeting. If you attend the virtual Annual Meeting and decide to vote during the Annual Meeting, you may withdraw your proxy by voting at the Annual Meeting.

If you have any questions or need assistance voting your shares, please contact the Company’s proxy solicitor, Okapi Partners, LLC (“Okapi”), at (877) 566-1922 (toll free) or by e-mail at info@okapipartners.com.

By Order of the Board of Directors,
/s/ Chris Ehrlich
Chris Ehrlich
Chairman, Chief Executive Officer, and Director
May 6, 2025

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement (this “proxy statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this proxy statement, including statements regarding the Company’s future results of operations and financial position, business strategy, drug candidates, planned preclinical studies and clinical trials, results of preclinical studies, clinical trials, research and development (“R&D”) costs, regulatory approvals, timing and likelihood of success, as well as plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control and may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this proxy statement include, but are not limited to, statements about:

•        our financial performance;

•        our ability to obtain additional cash and the sufficiency of our existing cash, cash equivalents and marketable securities to fund our future operating expenses and capital expenditure requirements, including the development and, if approved, commercialization of our product candidates;

•        our ability to realize the benefits expected from the business combination (the “Business Combination”) pursuant to the Business Combination Agreement, dated as of June 4, 2023 (as amended, the “Business Combination Agreement”), by and among CERo Therapeutics, Inc. (“Legacy CERo”), Phoenix Biotech Acquisition Corp. (“PBAX”) and PBCE Merger Sub, Inc. (“Merger Sub”);

•        the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing;

•        the scope, progress, results and costs of developing CER-1236 or any other product candidates we may develop, and conducting preclinical studies and clinical trials;

•        the timing and costs involved in obtaining and maintaining regulatory approval of CER-1236 or any other product candidates we may develop, and the timing or likelihood of regulatory filings and approvals, including our expectation to seek special designations or accelerated approvals for our drug candidates for various indications;

•        current and future agreements with third parties in connection with the development and commercialization of CER-1236 or any other future product candidate;

•        our ability to advance product candidates into and successfully complete clinical trials;

•        the ability of our clinical trials to demonstrate the safety and efficacy of CER-1236 and any other product candidates we may develop, and other positive results;

•        the size and growth potential of the markets for our product candidates, and our ability to serve those markets;

•        our plans relating to the commercialization of CER-1236 and any other product candidates we may develop, if approved, including the geographic areas of focus and our ability to grow a sales team;

•        the success of competing drugs, therapies or other products that are or may become available;

•        developments relating to our competitors and our industry, including competing product candidates and therapies;

•        our plans relating to the further development and manufacturing of CER-1236 and any other product candidates we may develop, including additional indications that we may pursue for CER-1236 or other product candidates;

•        existing regulations and regulatory developments in the United States and other jurisdictions;

•        our potential and ability to successfully manufacture and supply CER-1236 and any other product candidates we may develop for clinical trials and for commercial use, if approved;

•        the rate and degree of market acceptance of CER-1236 and any other product candidates we may develop, as well as the pricing and reimbursement of CER-1236 and any other product candidates we may develop, if approved;

•        our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for CER-1236 and for any other product candidate;

•        our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties;

•        our ability to successfully defend litigation that may be instituted against us;

•        our ability to realize the anticipated benefits of any strategic transactions;

•        our ability to attract and retain the continued service of our key personnel and to identify, hire, and then retain additional qualified personnel and our ability to attract additional collaborators with development, regulatory and commercialization expertise;

•        our ability to maintain proper and effective internal controls;

•        the ability to obtain or maintain the listing of our common stock, and our public warrants on the Nasdaq Stock Market (“Nasdaq”);

•        the impact of macroeconomic conditions and geopolitical turmoil on our business and operations;

•        our expectations regarding the period during which we will qualify as an emerging growth company under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and as a smaller reporting company under the federal securities laws; and

•        our anticipated use of our existing cash, cash equivalents and marketable securities.

We have based these forward-looking statements largely on the Company’s current expectations and projections about the Company’s business, the industry in which we operate and financial trends that we believe may affect the Company’s business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. These forward-looking statements speak only as of the date of this proxy statement and are subject to a number of risks, uncertainties and assumptions described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and elsewhere in this proxy statement. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein until after we distribute this proxy statement, whether as a result of any new information, future events or otherwise.

In addition, statements that “we believe” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements.

This proxy statement includes trademarks, tradenames and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames referred to in this proxy statement appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, the Company’s rights, or that the applicable owner will not assert its rights, to these trademarks and tradenames.

CERO THERAPEUTICS HOLDINGS, INC.
201 Haskins Way, Suite 230
South San Francisco, CA 94080

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2025

GENERAL INFORMATION

Why did I receive this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Company for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. The Annual Meeting will be held virtually via live interactive webcast on the internet on May 29, 2025 at 9:00 a.m. Pacific Time. If you held shares of the Company’s common stock, on March 31, 2025 (the “Record Date”), you are invited to attend the Annual Meeting at https://www.cstproxy.com/cero/2025 and vote on the proposals described below under the heading “What am I voting on?”

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on March 31, 2025.

What am I voting on?

There are six proposals scheduled to be voted on at the Annual Meeting:

•        Proposal No. 1:    The approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to combine outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set within this range by our Board in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 1”).

•        Proposal No. 2:    The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635, upon the exercise of warrants to purchase Common Stock (the “February 2025 Common Warrants”) issued in a registered direct offering in February 2025 (the “February 2025 Registered Direct Offering”) at less than the “minimum price” under Nasdaq Listing Rule 5635(d), including the issuance of equity compensation to one of the Company’s directors upon the exercise of the February 2025 Common Warrants at less than market value pursuant to Nasdaq Listing Rule 5635(c) (the “Nasdaq Share Issuance (Warrants) Proposal” or “Proposal No. 2”).

•        Proposal No. 3:    The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635 upon the conversion of the Company’s Series D convertible preferred stock, par value $0.0001 per share (the “Series D Preferred Stock”), issued in a private placement in April 2025 (the “April 2025 Private Placement”), at less than the “minimum price” under Nasdaq Listing Rule 5635(d) (the “Nasdaq Share Issuance (Series D) Proposal” or “Proposal No. 3”)

•        Proposal No. 4:    The approval of the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Plan”), as amended to increase the number of shares of Common Stock available for issuance under the 2024 Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares (the “Plan Share Increase Proposal” or “Proposal No. 4”).

•        Proposal No. 5:    The approval of the election of two Class I directors to the Board, to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal (the “Director Election Proposal” or “Proposal No. 5”);

•        Proposal No. 6:    The ratification of the appointment of Wolf & Company, P.C. (“Wolf”), as the Company’s independent registered public accounting firm for the 2025 fiscal year (the “Auditor Ratification Proposal” or “Proposal No. 6”); and

•        Proposal No. 7:    The approval of an adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal Nos. 1, 2, 3 or 4 (the “Adjournment Proposal” or “Proposal No. 7”).

How does the Board recommend that I vote?

The Company’s Board recommends that you vote your shares:

•        “FOR” Proposal No. 1:    The approval of an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set within this range by our Board in its sole discretion.

•        “FOR” Proposal No. 2:    The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635, upon the exercise of February 2025 Common Warrants issued in the February 2025 Registered Direct Offering at less than the “minimum price” under Nasdaq Listing Rule 5635(d), including the issuance of equity compensation to one of the Company’s directors upon the exercise of the February 2025 Common Warrants at less than market value pursuant to Nasdaq Listing Rule 5635(c).

•        “FOR” Proposal No. 3:    The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635, upon conversion of the Series D Preferred Stock issued in the April 2025 Private Placement.

•        “FOR” Proposal No. 4:    The approval of the 2024 Plan, as amended to increase the number of shares of Common Stock available for issuance under the 2024 Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares.

•        “FOR” Proposal No. 5:    The approval of the election of two Class I directors to the Board, to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

•        “FOR” Proposal No. 6:    The ratification of the appointment of Wolf, as the Company’s independent registered public accounting firm for the 2025 fiscal year.

•        “FOR” Proposal No. 7:    The approval of an adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal Nos. 1, 2, 3 or 4.

Who can vote at the Annual Meeting?

If you were a holder of record of the Company’s Common Stock as of the close of business on March 31, 2025, the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 5,169,723 shares of Common Stock outstanding and entitled to vote. This number excludes treasury shares, as Company treasury shares will not be voted. Each stockholder has one vote for each share of Common Stock held as of the Record Date.

A list of the Company’s stockholders of record will be open for examination by any stockholder beginning ten days prior to the Annual Meeting at the Company’s offices located at 201 Haskins Way, Suite 230, South San Francisco, CA 94080. If you would like to view the list, please contact the Company’s proxy solicitor, Okapi Partners, LLC, at (877) 566-1922 (toll free) or by e-mail at info@okapipartners.com. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote live online at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company urges you to fill out and return the proxy card that may be mailed to you or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting via the internet at https://www.cstproxy.com/cero/2025. However, because you are not the stockholder of record, you may not vote your shares live online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How can I attend the Annual Meeting?

If you are a stockholder of record or a beneficial owner as of the Record Date, you are invited to attend the Annual Meeting live via the internet at https://www.cstproxy.com/cero/2025. You must have your 16-digit control number listed on the proxy card or in the instructions that accompanied your proxy materials to enter the meeting. The webcast starts at 9:00 a.m. Pacific Time. You may vote and submit questions while attending the meeting on the internet. Instructions on how to attend and participate in the Annual Meeting via the internet, including how to demonstrate proof of stock ownership, will be posted at https://www.cstproxy.com/cero/2025.

What if I return the proxy card to the Company but do not make specific choices?

If you return a signed, dated proxy card to the Company without making any voting selections, the named proxies will vote your shares:

•        “FOR” Proposal No. 1:    The approval of an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set within this range by our Board in its sole discretion.

•        “FOR” Proposal No. 2:    The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635, upon the exercise of February 2025 Common Warrants issued at the February 2025 Registered Direct Offering at less than the “minimum price” under Nasdaq Listing Rule 5635(d), including the issuance of equity compensation to one of the Company’s directors upon the exercise of the February 2025 Common Warrants at less than market value pursuant to Nasdaq Listing Rule 5635(c).

•        “FOR” Proposal No. 3:    The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635, upon conversion of the Series D Preferred Stock issued in the April 2025 Private Placement.

•        “FOR” Proposal No. 4:    The approval of the 2024 Plan, as amended to increase the number of shares of Common Stock available for issuance under the 2024 Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares.

•        “FOR” Proposal No. 5:    The approval of the election of two Class I directors to the Board, to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

•        “FOR” Proposal No. 6:    The ratification of the appointment of Wolf, as the Company’s independent registered public accounting firm for the 2025 fiscal year.

•        “FOR” Proposal No. 7:    The approval of an adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal Nos. 1, 2, 3 or 4.

The Company does not expect that any matters other than the Reverse Stock Split Proposal and the approval of any other matters, if necessary, described in this proxy statement will be brought before the Annual Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Annual Meeting or any postponements or adjournments thereof, including any vote to postpone or adjourn the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on your proxy card and entering a new vote over the Internet or by telephone by the cutoff time of 11:59 p.m. Eastern Time on May 28, 2025, (2) attending the Annual Meeting online and voting by following the instructions at or (3) by filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with the Company’s Secretary. Any written notice of revocation or subsequent proxy card must be received by the Company’s Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Company’s Secretary or sent to the Company’s offices at 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary.

How many shares must be present or represented to conduct business at the Annual Meeting?

A quorum of stockholders is necessary to hold a valid annual meeting of stockholders. A quorum will be present if the stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present, in person or by remote communication or by proxy, at the Annual Meeting. On the Record Date, there were 5,169,723 shares of Common Stock outstanding and entitled to vote. Thus, the holders of at least 2,584,862 shares of Common Stock must be present or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote live online at the Annual Meeting. Abstentions and shares represented by broker non-votes are counted for the purpose of determining whether a quorum is present. If there are insufficient votes to constitute a quorum at the time of the Annual Meeting, the holders of Common Stock representing a majority of the voting power present at the Annual Meeting or the presiding officer may adjourn the Annual Meeting to another place (if any), date or time and from time to time.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count for Proposal Nos. 1 and 6 (each of which is considered a “routine matter”) and Proposal Nos. 2, 3, 4, 5 and 7 (each of which is considered a “non-routine matter”) votes “FOR” and “AGAINST,” and abstentions and, if applicable, broker non-votes.

What are “broker non-votes”?

A “broker non-vote” occurs when your broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine.” Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote your “uninstructed” shares on “routine” matters, but not on “non-routine” matters. Proposal Nos. 1 and 6 are considered to be “routine” under these rules, such that your broker may vote your shares on this proposal in its discretion in the absence of your voting instructions. Conversely, Proposal Nos. 2, 3, 4, 5 and 7 are considered to be “non-routine” under these rules such that your broker may not vote your shares on this proposal in the absence of your voting instructions.

What is the voting requirement to approve each of the proposals?

Proposal No. 1 — Reverse Stock Split Proposal

The proposal to approve an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set within this range by our Board in its sole discretion, requires the approval by a majority of the votes properly cast for such matter. Abstentions will have no effect on the outcome of this proposal. As such proposal is a “routine” matter under NYSE rules, we do not expect any broker non-votes with respect to such proposal.

Proposal No. 2 — Nasdaq Share Issuance (Warrants) Proposal

The proposal to approve the issuance of shares of the Common Stock, pursuant to Nasdaq Listing Rule 5635, requires the approval by a majority of the votes properly cast for such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal No. 3 — Nasdaq Share Issuance (Series D) Proposal

The proposal to approve the issuance of shares of the Common Stock, pursuant to Nasdaq Listing Rule 5635, requires the approval by a majority of the votes properly cast for such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal No. 4 — Plan Share Increase Proposal

The proposal to approve the 2024 Plan, as amended, requires the approval by a majority of the votes properly cast for such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal No. 5 — Director Election Proposal

The proposal to approve the directors nominated for election requires the approval of plurality of votes properly cast for each director nominee. Abstentions and broker non-votes, if any, will have no effective on the outcome of this proposal.

Proposal No. 6 — Auditor Ratification Proposal

The proposal to ratify the auditors requires the approval by a majority of the votes cast on such matter. Abstentions will have no effect on the outcome of this proposal. As such proposal is a “routine” matter under NYSE rules, we do not expect any broker non-votes with respect to such proposal.

Proposal No. 7 — Adjournment Proposal

The proposal to approve of an adjournment of the Annual Meeting requires the approval by a majority of the votes properly cast for such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

How do I vote my shares of CERo Common Stock?

Stockholders may vote shares of the Company’s Common Stock using any of the following means:

Voting by Proxy Cards.    A registered stockholder may vote shares until voting is completed at the Annual Meeting by requesting and returning a duly completed and executed proxy card. All proxy cards received by us that have been properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

Voting by Telephone or Internet.    A registered stockholder may vote shares until voting is completed at the Annual Meeting by calling the toll-free number indicated on the proxy card and following the recorded instructions or by accessing the website indicated on the proxy card and following the instructions provided. When a stockholder votes by telephone or internet, his, her or its vote is recorded immediately.

Voting by Internet During the Annual Meeting.    Instructions on how to attend and vote at the Annual Meeting are described at https://www.cstproxy.com/cero/2025. If a stockholder attends the Annual Meeting and votes his, her or its shares during the meeting via the voting instructions described at https://www.cstproxy.com/cero/2025, then any previous votes that were submitted by the stockholder, whether by internet, telephone or mail, will be superseded by the vote that such stockholder casts during the Annual Meeting. Further, if the shares are held of record by a broker and a stockholder wishes to vote at the Annual Meeting, he, she or it must obtain a proxy issued in his, her or its name from the record holder in accordance with the materials and instructions for voting provided by his, her or its broker.

Voting by “Street Name” Stockholders.    If stockholders hold shares in “street name,” then those stockholders may vote in accordance with the materials and instructions for voting the shares provided by their broker, bank or other nominee. If “street name” stockholders wish to vote shares at the Annual Meeting, then they must obtain proxies from their broker, bank or other nominee in order to vote their shares at the Annual Meeting in accordance with the materials and instructions for voting provided by his, her or its broker, bank or other nominee. If a “street name” stockholder does not vote by proxy or otherwise give voting instructions to their broker, such shares will be voted by the broker for Proposals No. 1 and 6 at the Annual Meeting.

Changing Votes.    A registered stockholder may change his, her or its vote at any time before it is voted at the Annual Meeting by (1) delivering a proxy revocation or another duly executed proxy bearing a later date to CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary, which revocation or later-dated proxy is received by the Company’s Secretary prior to the taking of the vote at the Annual Meeting; (2) voting again by telephone or internet in the manner described above by the cutoff time of 11:59 p.m. Eastern Time on May 28, 2025; or (3) attending the Annual Meeting and voting via the internet during the Annual Meeting using the procedures described at https://www.cstproxy.com/cero/2025. Attending the Annual Meeting via the internet will not revoke a proxy unless the stockholder actually votes via the internet during the Annual Meeting. “Street name” stockholders who wish to revoke or change their votes after returning voting instructions to their broker, bank or other nominee may do so in accordance with the materials and instructions provided by their broker, bank or other nominee or by contacting such broker, bank or other nominee to effect the revocation or change of vote.

Who pays the cost for soliciting proxies?

The Company is making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet or by telephone, you are responsible for any Internet access or telephone charges that you may incur. The Company’s officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. The Company will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How can I find out the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. The Company will publish final results in a Current Report on Form 8-K that the Company expects to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available at that time, the Company will disclose the preliminary results in a Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

How and when did CERo become a public company?

On June 4, 2023, PBAX entered into a Business Combination Agreement with Legacy CERo and Merger Sub, pursuant to which Merger Sub merged with and into Legacy CERo, with Legacy CERo surviving as a wholly-owned subsidiary of PBAX. In connection with the consummation of the Business Combination on February 14, 2024, PBAX changed its corporate name to “CERo Therapeutics Holdings, Inc.” At the time of the Business Combination, PBAX was publicly traded, having closed its initial public offering on October 8, 2021.

What is “Legacy CERo”?

References in this proxy statement to “Legacy CERo” refer to CERo Therapeutics, Inc. prior to the closing of the Business Combination.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Annual Meeting, including the procedures for voting your shares, you should contact Okapi Partners, LLC, at (877) 566-1922 (toll free) or by e-mail at info@okapipartners.com.

PROPOSAL NO. 1: REVERSE STOCK SPLIT PROPOSAL

Overview

The Board has approved and declared advisable an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares, a so-called “reverse stock split.” If approved by the stockholders as proposed, the Board would have the sole discretion to effect the Reverse Stock Split at any time after approval of such amendment and no later than the one year anniversary of such approval and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than one-for-two and not more than one-for-twenty-five. The Board would also have the discretion to abandon the Reverse Stock Split prior to its effectiveness. The Board is hereby soliciting stockholder approval for the Reverse Stock Split Proposal.

If approved by our stockholders, the Reverse Stock Split would permit (but not require) the Board to effect a reverse stock split of the outstanding shares of our Common Stock at any time by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the ratio, the Board may consider, among other things, factors such as: the historical trading price and trading volume of our Common Stock; the number of shares of our Common Stock outstanding; the then-prevailing trading price and trading volume of our Common Stock; the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment setting forth the Reverse Stock Split (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, or at the later time set forth in the Certificate of Amendment. The exact timing of the amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. Any amendment to our Certificate of Incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by the Board, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our Common Stock to meet Nasdaq’s listing requirements, which requires, among other things, that our Common Stock have a per share bid price that is greater than or equal to $1.00 per share. On March 31, 2025, the closing bid price for our Common Stock on Nasdaq was $0.7300 per share. The Board also believes that a higher stock price may help generate investor interest in the Company.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, the Board of Directors also believes this increase may increase trading volume in our Common Stock and facilitate future financings by the Company.

Nasdaq Listing Requirements

On July 19, 2024, the Company received a letter (the “Bid Price Requirement Letter”) from the staff at Nasdaq notifying the Company that, for the 30 consecutive trading days prior to the date of the Bid Price Requirement Letter, the closing bid price for the Common Stock had been below the minimum $1.00 per share, as set forth in Nasdaq Listing Rule 450(a)(1), which is required for continued listing of the Common Stock on Nasdaq (the “Bid Price Requirement”).

On July 19, 2024, the Company also received a letter (the “MVPHS Letter”) from Nasdaq notifying the Company that the “Market Value of Publicly Held Shares” (the “MVPHS”) of the Common Stock had been below the minimum of $15,000,000 for the last 30 consecutive business days prior to the date of the MVPHS Letter, which is required for continued listing of the Common Stock on Nasdaq pursuant to Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Requirement”).

Such letters are in addition to the letter from Nasdaq received by the Company on May 2, 2024 (the “MVLS Letter” and, together with the Bid Price Letter and the MVPHS Letter, the “Letters”) notifying the Company that the “Market Value of Listed Securities” (“MVLS”) of the Common Stock had traded below the minimum of $50,000,000 for the 30 consecutive trading days prior to the date of such MVLS Letter, which is required for continued listing of the Common Stock on Nasdaq pursuant to Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement” and, together with the Bid Price Requirement and the MVPHS Requirement, the “Requirements”).

Each of the Bid Price Requirement and MVLS Requirement deficiencies resulted in the commencement of delisting proceedings. However, we attended a hearing before a Nasdaq panel (the “Nasdaq Panel”) on December 17, 2024, at which we submitted a plan to regain compliance with the listing requirements. On January 17, 2025, the Nasdaq Panel granted the Company’s request for an extension of the deadline for regaining compliance with Nasdaq listing requirements to April 22, 2025 (the “Extended Deadline”), subject to certain conditions (the “Nasdaq Conditions”). Pursuant to the Nasdaq Conditions, the Company shall demonstrate compliance with the Bid Price Requirement and apply to transfer its listing to the Nasdaq Capital Market on or prior to January 22, 2025. The Company is also required to satisfy the $2.5 million stockholders’ equity requirement of the Nasdaq Capital Market on or prior to the Extended Deadline, submit certain plans to Nasdaq and make certain disclosures. On April 22, 2025, the Company announced that, as a result of the receipt of $2.3 million of net proceeds from its equity line of credit entered into November 2024, an additional approximately $4.1 million of net proceeds from its public offering of shares of common stock, pre-funded warrants and warrants to purchase shares of common stock that closed on February 7, 2025 and $5 million of investments in marketable securities in consideration for the issuance of Series D Convertible Preferred Stock on April 22, 2025, as well as successful negotiations with certain service providers to reduce outstanding balances payable, the Company believes that it has stockholders’ equity of $2.5 million requirement as of such announcement and is awaiting a compliance determination from Nasdaq. Until Nasdaq has reached a final determination that the Company has regained compliance with all of the applicable continued listing requirements, there can be no assurances regarding the continued listing of the Company’s common stock and warrants on the Nasdaq Capital Market and the Company could be subject to delisting.

On February 12, 2025, we received a letter from the Nasdaq confirming that we had regained compliance with the Bid Price Requirement and we have been moved to the Nasdaq Capital Market, as required by the Nasdaq Panel. However, through April 23, 2025, the closing bid price of our Common Stock was below the $1.00 Bid Price Requirement for 26 consecutive trading days before such closing bid price exceeded $1.00 on April 24, 2025. Under applicable Nasdaq rules, if the Company fails to satisfy the Bid Price Requirement again for at least 30 consecutive trading days prior to the first anniversary of the Company’s one-for-100 reverse stock effectuated on January 8, 2025, the Company would be ineligible for a 180-day compliance period to permit curing such deficiency. Accordingly, as there can be no assurance that the closing bid price will not be below $1.00 in the future, the Company’s Board believes that it is in the best interests of the Company and its stockholders to proactively seek and obtain stockholder approval of an authorization to consummate an additional Reverse Stock Split.

Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may trade below the requisite $1.00 per share price needed to comply with the listing requirements of Nasdaq and maintain our listing. Our shares may then be quoted on the OTC Bulletin Board or other small trading markets, which are generally considered to have less volume and be less efficient markets. We believe an investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

As of the Record Date, our Common Stock closed at $0.7300 per share on Nasdaq. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq. However, we cannot assure you that the price of our Common Stock will not decline after the Reverse Stock Split.

Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our shareholders approve the Reverse Stock Split Proposal to effect the Reverse Stock Split and directed that this proposal be submitted to our shareholders for approval at the Annual Meeting, including for the reasons discussed below.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients lower-priced securities. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Stock Split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security

The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock.

The Company cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•        the market price per share will achieve or maintain the $1.00 minimum bid price requirement for a sufficient period for our Common Stock to be approved for continued listing by Nasdaq;

•        we would otherwise meet the listing requirements that would allow continued listing of our Common Stock on Nasdaq;

•        the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the effective time of the Reverse Stock Split (the “Effective Time”);

•        the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

•        the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; and

•        the Reverse Stock Split would promote greater liquidity for our shareholders with respect to their shares.

Under recently adopted Nasdaq rules, if the price of our Common Stock fails to satisfy the $1.00 minimum bid price requirement for a 30 consecutive trading day period within one year after effectiveness of the Reverse Stock Split, then the Common Stock would be subject to delisting by Nasdaq without any opportunity for a cure period.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, increasing the number of authorized but unissued shares of Common Stock. Therefore, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock following the Reverse Stock Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further stockholder action for a variety of purposes, except as such shareholder approval may be required in particular cases by our Certificate of Incorporation, applicable law, or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing shareholders and may cause a decline in the trading price of our Common Stock.

The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split.

In evaluating the Reverse Stock Split, in addition to the considerations described above, the Board also took into account various negative factors associated with reverse stock splits generally. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

We also believe that the low market price of our Common Stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, the low market price of our Common Stock may have reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

In order to provide flexibility, the Board is seeking stockholder approval for a range of reverse split ratios of not less than one-for-two and not more than one-for-twenty-five. The need for the range is due to the volatility of our stock price, which ranged from a high of $5.85 per share to a low of $0.7300 per share between February 14, 2024 (the date of the Business Combination) and March 31, 2025.

We believe that enabling the Board of Directors to set the exact reverse split ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, the Board of Directors will consider factors such as:

•        the total number of shares of Common Stock outstanding;

•        the Nasdaq Capital Market requirements for the continued listing of our Common Stock;

•        the historical trading price and trading volume of our Common Stock;

•        the then prevailing trading price and trading volume for our Common Stock;

•        the anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Stock;

•        potential financing opportunities; and

•        prevailing general market and economic conditions.

Reducing the number of outstanding shares of our Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The Board of Directors will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this Proposal No. 1 and within one year after the date of the Annual Meeting. The Board of Directors may also determine that the Reverse Stock Split is no longer in the best interests of our Company and our stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the reverse stock split. This would have the effect of increasing the number of shares of Common Stock available for issuance. As of the Record Date, the number of authorized shares of our Common Stock was 1,000,000,000 shares, which will not be affected by the Reverse Stock Split.

The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. There are no preemptive rights relating to the Common Stock. As such, any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the Common Stock resulting from implementation of the Reverse Stock Split based on 5,169,723 shares of the Common Stock outstanding as of the Record Date.

Example Ratios within Delegated Range of Ratios	Implied Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split(1)
1-for-2	2,584,862
1-for-10	516,972
1-for-15	344,648
1-for-20	258,486
1-for-25	206,789

____________

(1)      Excludes the effect of fractional share treatment.

We are exploring various sources of financing, including through potential future sales of Common Stock or other securities. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction would be undertaken or completed. If we are unable to successfully raise sufficient additional capital, through future sales of Common Stock or other securities or through strategic and collaborative arrangements, we will not have sufficient cash to fund our planned business operations and or may not be able to continue as a going concern.

As of the Record Date, we had 5,169,723 shares of Common Stock issued and outstanding, 471,199 shares of Common Stock reserved for issuance upon the exercise of outstanding options, 3,405,498 shares of Common Stock reserved for issuance upon the exercise of outstanding Warrants (as defined below), and 0 shares of Common Stock reserved for future issuances under the 2024 Plan. As of the Record Date, we had 1,429 shares of Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), 198 shares of Series B convertible preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), and 2,537 shares of Series C convertible preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”) issued and outstanding. Based upon a conversion price of $1.96, the shares of Series A Preferred Stock are convertible into 729,082 shares of Common Stock, the shares of Series B Preferred Stock are currently convertible at the Alternate Conversion Price (as defined below), and based upon a conversion price of $1.96, the shares of Series C Preferred Stock are convertible into 1,294,388 shares of Common Stock. If the Alternate Conversion Price is applied to determining the number of shares issuable upon conversion of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock, the number of shares of Common Stock that would be issuable upon conversion thereof would be based upon 80% of the volume weighted-average price (“VWAP”) of the Common Stock during the five trading days immediately preceding the date of such conversion. The Series B Preferred Stock is currently convertible at the effective Alternate Conversion Price, which, as of the Record Date, is $0.60, resulting in the potential issuance of 118,800 shares of Common Stock.

Procedure for Implementing the Reverse Stock Split

The Effective Time, if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. If the Reverse Stock Split Proposal is approved and the Board determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Certificate of Amendment will be determined by our Board.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. The Company reserves the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Effect of the Reverse Stock Split on Outstanding Stock Options, Warrants, Convertible Preferred Stock and Employee Plans

Based upon the reverse stock split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options, warrants and convertible preferred stock entitling the holders to purchase shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants or convertible preferred stock upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio.

Potential Effects of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock authorized and issued and outstanding will be reduced due to the Reverse Stock Split, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described above in “— Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock will remain fully paid and non-assessable. The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Subject to our compliance with applicable continued listing requirements, our Common Stock will continue to be listed on the Nasdaq Capital Market and traded under the symbol “CERO,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that a Reverse Stock Split has occurred. If a Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates for our Common Stock with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described above under “— Procedure for Implementing the Reverse Stock Split.” The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the reverse stock split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

In addition, a Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our Board could (within the limits imposed by applicable law) strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our Board currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the IRS has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders that: (i) are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion generally assumes that for U.S. federal income tax purposes, the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368(a) of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. Holder generally will not recognize gain or loss upon the exchange of our Common Stock for a lesser number of shares of Common Stock, based upon the reverse stock split ratio. A U.S. Holder’s aggregate tax basis in the lesser number of shares of Common Stock received in the Reverse Stock Split will be the same such U.S. Holder’s aggregate tax basis in the shares of our Common Stock that such U.S. Holder owned prior to the Reverse Stock Split. The holding period for the Common Stock received in the Reverse Stock Split will include the period during which a U.S. Holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

Amendment Effective Date

If the proposed amendment to the Certificate of Incorporation as described in this Proposal No. 1 is approved by the stockholders, upon the Board’s determination, if any, to effectuate the Reverse Stock Split and of the ratio (within the range approved pursuant to this Proposal No. 1) of such Reverse Stock Split, the Company will file the Certificate of Amendment reflecting the adopted amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment will be effective upon its filing or at such later time as specified in the Certificate of Amendment. If the stockholders do not approve this Proposal No. 1, the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware.

Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware (the “DGCL”) or under the Certificate of Incorporation or the Second Amended and Restated Bylaws of the Company (the “Bylaws”) to any stockholder who dissents from this Proposal No. 1.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock or any other of our securities.

Vote Required; Board Recommendation

The majority of the votes properly cast will be required to approve this proposal. Abstentions will have no effect on the outcome of this proposal and we do not expect any broker non-votes with respect to such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO COMBINE OUTSTANDING SHARES OF OUR COMMON STOCK INTO A LESSER NUMBER OF OUTSTANDING SHARES, BY A RATIO OF NOT LESS THAN ONE-FOR-TWO AND NOT MORE THAN ONE-FOR-TWENTY-FIVE, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY OUR BOARD IN ITS SOLE DISCRETION.

✓

PROPOSAL NO. 2: NASDAQ STOCK ISSUANCE (WARRANTS) PROPOSAL

Overview

As described in more detail below, in February 2025, the Company issued an aggregate of 2,551,020 warrants to purchase 2,551,020 shares of Common Stock in the February 2025 Registered Direct Offering (the “February 2025 Registered Direct Offering”).

The Common Stock is listed on the Nasdaq Capital Market, and, as such, the Company is subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b), 5625(c) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(c) requires the Company to obtain stockholder approval prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation. For this purpose, “equity compensation” includes Common Stock (and/or securities convertible into or exercisable for Common Stock) issued to our officers, directors, employees or consultants at a discount to the market value of the Common Stock, and “market value” is the closing bid price immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation. Nasdaq Listing Rule 5635(d) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of Common Stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. As the February 2025 Registered Direct Offering was only sold to a small number of investors, it is not considered a public offering under Nasdaq rules, even though the issuance of the shares of Common Stock, February 2025 Common Warrants and Pre-Funded Warrants was registered under the Securities Act.

Although the shares of Common Stock and/or Pre-Funded Warrants (as defined below) and the accompanying February 2025 Common Warrants issued in the offering were sold at a price equal to the Minimum Price, the February 2025 Common Warrants are deemed to have an exercise price less than the Minimum Price as of the date of the February 2025 Securities Purchase Agreement (as defined below) because Nasdaq rules attribute a value of $0.125 per share of Common Stock issuable upon exercise of the February 2025 Common Warrants that must be added to the Minimum Price for the shares of Common Stock issued in the offering in order to determine the Minimum Price applicable to the exercise of such February 2025 Common Warrants. The issuance of Common Stock upon the exercise of the February 2025 Common Warrants at such exercise price would result in the investors in the February 2025 Registered Direct Offering (the “February 2025 Investors”) acquiring more than 20% of the amount of Common Stock issued and outstanding prior to the February 2025 Registered Direct Offering at a price below the Minimum Price. Accordingly, the Company needs stockholder approval of the issuance of shares of Common Stock upon the exercise of the February 2025 Common Warrants.

On the Record Date, assuming the issuance of all shares of Common Stock upon the exercise of all of the February 2025 Common Warrants, the February 2025 Investors would own approximately 5,102,040 shares of Common Stock, assuming continued ownership of the shares of Common Stock acquired thereby in the February 2025 Registered Direct Offering and/or pursuant to exercises of Pre-Funded Warrants (as defined below), but excluding any securities acquired other than through such February 2025 Registered Direct Offering. Such shares would constitute approximately 36.6% of the then-outstanding Common Stock after the issuance of such shares. In addition, under the terms of the February 2025 Common Warrants, an Investor may not exercise the February 2025 Common Warrants to the extent (but only to the extent) such Investor or any of its affiliates would beneficially own a number of shares of Common Stock which would exceed 4.99%, or, at the election of the Investor, a number of shares of Common Stock which would exceed 9.99%.

February 2025 Registered Direct Offering

In February 2025, the Company consummated the February 2025 Registered Direct Offering of 300,000 shares of Common Stock, 2,251,020 pre-funded warrants to purchase shares of Common Stock at an exercise price of $0.0001 per share (“Pre-Funded Warrants”) and 2,551,020 February 2025 Common Warrants, pursuant to the Securities Purchase Agreement, dated February 5, 2025, by and among the Company and certain Investors, for aggregate cash proceeds to the Company of approximately $5 million.

Description of Securities

See “Description of Capital Stock” for a description of the Pre-Funded Warrants and February 2025 Common Warrants.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock upon the exercise of the February 2025 Common Warrants. Assuming the issuance of all shares of Common Stock upon the exercise of all of the Pre-Funded Warrants and February 2025 Common Warrants, the February 2025 Investors would own approximately 5,102,040 shares of Common Stock, assuming continued ownership of the shares of Common Stock acquired thereby in the February 2025 Registered Direct Offering and/or pursuant to exercises of Pre-Funded Warrants. Such shares would constitute approximately 36.6% of the then-Common Stock after the issuance of such shares. The ownership interest of the existing stockholders (other than the February 2025 Investors) would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to any other potential future issuances of Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of the Common Stock.

If this proposal is approved, the issuance of the Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board does not have any current knowledge of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

If this proposal is not approved, the February 2025 Investors will not be able to vote or exercise the February 2025 Common Warrants. The Company may be unable to obtain alternative financing, which would prevent the Company from having sufficient resources to fund its operations. As a result, the Company may be required to liquidate or seek bankruptcy protection. Additionally, if stockholders do not approve this proposal at the Annual Meeting, the Company would have to include a proposal to approve this proposal at a subsequent meeting of stockholders. In the event that stockholder approval is not obtained at such subsequent meeting, the Company must cause additional meetings of stockholders to be held semi-annually thereafter until such approval is obtained. The Company would bear the costs associated with including this proposal for stockholder approval at subsequent stockholder meetings.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ISSUANCE OF SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635, UPON THE EXERCISE OF FEBRUARY 2025 COMMON WARRANTS AT AN EXERCISE PRICE BELOW THE MINIMUM PRICE.

✓

PROPOSAL NO. 3: NASDAQ STOCK ISSUANCE (SERIES D) PROPOSAL

Overview

As described in more detail below, in April 2025, the Company issued an aggregate of 6,250 shares of Series D Preferred Stock in the April 2025 Private Placement (the “April 2025 Private Placement”) and agreed to issue up to 3,750 additional shares of Series D Preferred Stock at one or more additional closings, at the election of the investors in such transaction.

The Common Stock is listed on the Nasdaq Capital Market, and, as such, the Company is subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of Common Stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

The Series D Preferred Stock currently has a conversion price greater than or equal to the Minimum Price as of the date of the April 2025 Securities Purchase Agreement (as defined below). However, the Certificate of Designation of the Series D Preferred Stock (the “COD”) contains adjustment provisions that provide for the reduction of the conversion price thereof upon certain issuances of securities by the Company at an offering price below such conversion price on the 30th and 60th day (such dates, the “Adjustment Dates”) following the later of (x) the stockholder approval sought by this proposal and (y) the earlier of (i) the availability of Rule 144 under the Securities Act for the resale of the shares issuable upon conversion thereof or (ii) the effectiveness of a registration statement for resale of such shares under the Securities Act. The issuance of Common Stock upon the conversion of the Series D Preferred Stock at such a reduced conversion or exercise price may result in certain investors in the April 2025 Private Placement (the “April 2025 Investors”) acquiring more than 20% of the amount of Common Stock issued and outstanding prior to the April 2025 Private Placement at a price below the Minimum Price. Accordingly, the Company needs stockholder approval of the issuance of shares of Common Stock upon any such reset of the conversion of the Series D Preferred Stock.

On the Record Date, assuming the issuance of all shares of Common Stock upon conversion of all of the shares of the Series D Preferred Stock (including the 6,250 shares of Series D Preferred Stock issued and outstanding and the 3,750 shares of Series D Preferred Stock that may be issued in additional closings), the April 2025 Investors would own approximately 12,820,513 million shares of Common Stock, assuming conversion at the initial conversion price of $0.78 per share. Such shares would constitute approximately 71.3% of the then-outstanding Common Stock after the issuance of such shares.

Potential Adjustments

Because the conversion price of the Series D Preferred Stock may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. Such adjustments include (i) adjustments to the conversion price upon the occurrence of an Adjustment Date, (ii) the application of the Alternate Conversion procedures set forth in Section 4(e) of the COD, including the application of the “Alternate Conversion Price” in lieu of the conversion price and (iii) the adjustment of the conversion price upon certain issuances of securities below such conversion price after the receipt of the stockholder approval sought by this proposal, as well as the adjustment upon receipt of such stockholder approval for any such issuances below the conversion price that occurred prior to such stockholder approval. In the case of an adjustment to the conversion price upon the occurrence of the Adjustment Dates, such conversion price shall be reset to the most recent closing bid price prior to such Adjustment Date, if such closing bid price is lower than the then-current conversion price, but, in any event, to a conversion price no lower than $0.156 (the “Floor Price”). The Alternate Conversion procedures apply at any time following a Triggering Event (as defined in the COD) until 10 trading days after such Triggering Event has been cured and permit the conversion of the Series D Preferred Stock at the “Alternate Conversion Price”. “Triggering Events” include the breach of covenants set forth in the COD, including, but not limited to, with respect to the Company’s obligation to file and maintain the effectiveness of a resale registration statement for the underlying shares of Common Stock, maintain the listing of the

Common Stock on a nationally recognized securities exchange or deliver shares of Common Stock upon conversion of the Series D Preferred Stock within the required time period, as well as certain court judgments or defaults under outstanding indebtedness or events of bankruptcy or insolvency. The “Alternate Conversion Price” is the lower of the then-current conversion price and the lowest volume-weighted average price of the Common Stock during the five consecutive trading day period prior to the conversion date, but, in any event, no lower than the Floor Price. The Alternate Conversion procedures also result in the application of a 25% Required Premium (as defined in the COD) added to the value of the Series D Preferred Stock converted.

As a result, following a decline in the trading price of the Common Stock as of an Adjustment Date or when the Alternate Conversion procedures are in effect, the Series D Preferred Stock may be convertible at a conversion price as low as the Floor Price. If all of the 10,000 shares of Series D Preferred Stock, including the 6,250 shares of Series D Preferred Stock and the 3,750 shares of Series D Preferred Stock that may be issued in additional closings, were converted at the Floor Price following an Adjustment Date resulting in the reset of the conversion price to the Floor Price, the April 2025 Investors would own 64,102,564 shares of Common Stock, or approximately 92.5% of the outstanding shares of Common Stock. If such shares were converted at the Floor Price, with the application of the Required Premium, the April 2025 Investors would own 80,128,205 shares of Common Stock, or approximately 93.9% of the outstanding shares of Common Stock. Although the COD does not contain the adjustments to the Alternate Conversion procedures contained in the terms of the Company’s outstanding Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock applicable when the Alternate Conversion Price is less than the Floor Price, the Floor Price does not apply to adjustments in connection with the issuance of securities at prices below the then-current conversion price. As a result, following such issuances, the conversion price may be adjusted to a price below the Floor Price, resulting in the issuance of more than 80,128,205 shares of Common Stock.

In addition, under the terms of the Series D Preferred Stock, an April 2025 Investor may not convert the Series D Preferred Stock to the extent (but only to the extent) such April 2025 Investor or any of its affiliates would beneficially own a number of shares of Common Stock which would exceed 4.99%, or, at the election of the April 2025 Investor, a number of shares of Common Stock which would exceed 9.99%.

April 2025 Private Placement

In April 2025, the Company consummated the April 2025 Private Placement of 6,250 shares of Series D Preferred Stock pursuant to the April 2025 Securities Purchase Agreement, dated April 21, 2025 (the “April 2025 Securities Purchase Agreement”), for aggregate proceeds of approximately $5 million, paid in cash or through the transfer of certain Transfer Shares (as defined in the April 2025 Securities Purchase Agreement) in lieu of cash, and agreed to issue up to 3,750 additional shares of Series D Preferred Stock for cash proceeds of up to $3 million at one or more additional closings. Each additional closing of the April 2025 Private Placement is at the option of the April 2025 Investors upon notice to the Company and subject to satisfaction of customary closing conditions.

Description of Securities

See “Description of Capital Stock” for a description of the Series D Preferred Stock.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock upon the conversion of the shares of Series D Preferred Stock. Assuming the issuance of all shares of Common Stock upon conversion of the Series D Preferred Stock, the April 2025 Investors would own approximately 12,820,513 shares of Common Stock, assuming conversion at the initial conversion price of $0.78 per share of the Series D Preferred Stock. Such shares would constitute approximately 71.3% of the then-Common Stock after the issuance of such shares. Because the conversion price of the Series D Preferred Stock may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares, as further described under “Potential Adjustments” above. The ownership interest of the existing stockholders (other than the April 2025 Investors) would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the potential future issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Series D Preferred Stock, (ii) the potential future issuance of shares of Common

Stock pursuant to the Permitted Equity Lines (as defined in the April 2025 Securities Purchase Agreement), (iii) the potential future issuance of shares of Common Stock pursuant to other outstanding options and warrants, or (iv) any other potential future issuances of Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of the Common Stock.

If this proposal is approved, the issuance of the Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board does not have any current knowledge of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

If this proposal is not approved, the April 2025 Investors will not be able to convert their shares of Series D Preferred Stock. Under the April 2025 Securities Purchase Agreement, the consent of the April 2025 Investors is required in order for the Company to be permitted to issue securities in capital raising transactions at an offering price below the current conversion price of the Series D Preferred Stock unless this proposal is approved. If this proposal is not approved, the April 2025 Investors may withhold such consent, preventing the Company from conducting such an offering. The Company may be unable to obtain alternative financing, which would prevent the Company from having sufficient resources to fund its operations. As a result, the Company may be required to liquidate or seek bankruptcy protection. Additionally, if stockholders do not approve this proposal at the Annual Meeting, the Company would have to include a proposal to approve this proposal at a subsequent meeting of stockholders. In the event that stockholder approval is not obtained at such subsequent meeting, the Company must cause additional meetings of stockholders to be held semi-annually thereafter until such approval is obtained. The Company would bear the costs associated with including this proposal for stockholder approval at subsequent stockholder meetings.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ISSUANCE OF SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635, UPON THE CONVERSION OF THE SERIES D PREFERRED STOCK AT AN EXERCISE PRICE BELOW THE MINIMUM PRICE.

✓

PROPOSAL NO. 4: PLAN SHARE INCREASE PROPOSAL

Overview

On May 6, 2025, the Board approved, subject to stockholder approval, Amendment No. 3 to the 2024 Plan (the “Amendment” and the 2024 Plan as so amended, the “Amended Plan”) to increase the number of shares available for issuance under the 2024 Plan and the limit on the number of shares that may be issued pursuant to incentive stock options by, in each case, 2,000,000 shares of Common Stock to 2,280,180 shares of Common Stock and 2,279,446 shares of Common Stock, respectively. Of the resulting share reserve, approximately 2,000,000 shares (no shares available for grant as of May 1, 2025 plus 2,000,000 shares being requested under this proposal) would be available for new awards, not including any shares that would become available again upon the expiration, termination, cancellation, cash settlement or forfeiture of certain previously-issued awards, as described below. A copy of the Amended Plan is attached to this proxy statement as Appendix B.

The compensation committee of the Board (the “compensation committee”) believes the number of shares of common stock available for issuance under the Plan is not sufficient to make the grants that will be needed over the next year to provide adequate long-term equity incentives to the Company’s key employees. Approval of the Amended Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.

This Proposal No. 4 does not assume any implementation of a reverse stock split. If a reverse stock split is implemented, all of the foregoing numbers would be proportionally adjusted based on the split ratio determined by the Board. Refer to the chart in Proposal No. 1 for more information. Additionally, if a reverse stock split is implemented, outstanding awards under the Amended Plan would be proportionally adjusted, including the stock options reflected in the section titled “New Plan Benefits and Historical Equity Awards”, in this Proposal No. 4.

Plan Development

In determining the number of shares to add to the authorized share pool for the Plan, the compensation committee considered a number of factors, including key data relating to outstanding equity awards and shares available for grant, historical share usage, and future share needs.

The compensation committee also considered the fact that the Company’s compensation program will be heavily weighted to equity compensation, and that the Company’s equity compensation will be heavily weighted to performance-based incentives, including:

•        Anticipated equity awards to be granted in connection with the engagement of a new permanent CEO and growth anticipated as CER-1236 advances to clinical development;

•        The fact that, in light of the status of the Company’s development and need to fund clinical trials following acceptance of the IND, it expects to conduct additional financing transactions throughout 2025, which can be expected to increase the number of fully diluted shares outstanding and reduce the percentage of the fully diluted shares outstanding constituted by the pool. In order to have sufficient shares available for grants that are competitive in attracting new talent, the Company will need a pool sufficiently large to constitute a significant percentage of the fully diluted shares outstanding after completing such financing;

•        Certain equity awards granted to executives in 2024 and 2025 are subject to acceleration for the achievement of goals relating to the Company’s clinical development; and

•        Executive equity is heavily weighted to instruments that require strong performance thereby incentivizing the delivery of value.

The Company expects that the shares requested under the Amended Plan will provide for grants to Company personnel for the remainder of 2025 and will be augmented by the annual evergreen provision in January 1, 2026 as described in the 2024 Plan.

Description of the Amended Plan

A summary description of the material features of the Amended Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the Amended Plan and is qualified by reference to the Plan, as proposed to be amended by the Amendment. Stockholders should refer to the Amended Plan for more complete and detailed information about the terms and conditions of the Amended Plan.

Eligibility.    Any individual who is an employee of the Company or any of its affiliates, or any person who provides services to the Company or its affiliates, including members of the Board, is eligible to receive awards under the Amended Plan at the discretion of the plan administrator. As of the Record Date, there were 19 employees, non-employee directors and consultants eligible to receive awards under the Amended Plan.

Awards.    The Amended Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.

Authorized Shares.    The maximum number of shares of Common Stock that may be issued under the Amended Plan will not exceed 2,280,180 (the “Share Reserve”). The Legacy CERo options that were assumed as part of the Business Combination and converted into options to purchase shares of Common Stock were not counted in the Share Reserve. In addition, the Share Reserve will automatically increase on January 1 of each year for a period of ten years, commencing on January 1, 2025 and ending (and including) on January 1, 2034, in an amount equal to (1) five percent (5%) of the total number of shares of the Fully Diluted Common Stock determined on December 31 of the preceding year, or (2) a lesser number of shares of Common Stock determined by the Board prior to January 1 of a given year. The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the Amended Plan is equal to 2,279,446 shares.

Shares subject to stock awards granted under the Amended Plan that expire or terminate without being exercised or otherwise issued in full or that are paid out in cash rather than in shares do not reduce the Share Reserve. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the Share Reserve. If any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by the Company (1) because of the failure to meet a contingency or vest, (2) to satisfy the exercise, strike or purchase price of an award, or (3) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert back to the Share Reserve and will again become available for issuance under the Amended Plan.

Non-Employee Director Compensation Limit.    The aggregate value of all compensation granted or paid to any non-employee director with respect to any period commencing on the date of the Company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the Company’s annual meeting of stockholders for the next subsequent year, including awards granted under the Amended Plan and cash fees paid to such non-employee director, will not exceed (1) $1,000,000 in total value or (2) if such non-employee director is first appointed or elected to the Board during such annual period, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Plan Administration.    The Board, or a duly authorized committee thereof, will administer the Amended Plan and is referred to as the “plan administrator” herein. The Board may also delegate to one or more of the Company’s officers the authority to, among other things, (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Amended Plan, the Board has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value and exercise price, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award, subject to the limitations of the Amended Plan.

Under the Amended Plan, the Board also generally has the authority to effect, without the approval of stockholders but with the consent of any materially adversely affected participant, (1) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (2) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (3) any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options.    ISOs and NSOs are granted under stock option agreements approved by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Options granted under the Amended Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the Amended Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of the Company’s affiliates ceases for any reason other than disability, death, or cause, the participant may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of a participant’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of the Company’s affiliates ceases due to death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary of the participant may generally exercise any vested options for a period of 18 months following the date of death. Unless the terms of a participant’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of the Company’s affiliates ceases due to disability, the participant may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

The plan administrator will determine the manner of payment of the exercise of a stock option, which may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of Common Stock previously owned by the participant, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards.    Restricted stock unit awards are granted under restricted stock unit award agreements approved by the plan administrator. Restricted stock unit awards will generally be granted in consideration for a participant’s services. The plan administrator determines the terms and conditions of restricted stock unit awards, including vesting and forfeiture terms, as well as the manner of settlement, which may be by cash, delivery of shares of Common Stock, a combination of cash and shares of Common Stock, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards.    Restricted stock awards are granted under restricted stock award agreements approved by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, the Company may reacquire any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.

Stock Appreciation Rights.    Stock appreciation rights are granted under stock appreciation right agreements approved by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which cannot be less than 100% of the fair market value of Common Stock on the date of grant. A stock appreciation right granted under the Amended Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the Amended Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with the Company or any of its affiliates ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.    The Amended Plan permits the plan administrator to grant performance awards, which may be settled in stock, cash or other property. Performance awards may be structured so that the stock, cash or a combination of stock and cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period as determined by the plan administrator. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, Common Stock.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure.    In the event there is a specified type of change in the capital structure of the Company, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended Plan, (2) the class of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards, and (5) the performance goals of any award if the change in the capital structure affects such goals.

Corporate Transactions.    The following applies to stock awards under the Amended Plan in the event of a Corporate Transaction (as defined in the Amended Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates.

In the event of a Corporate Transaction, stock awards outstanding under the Amended Plan may be assumed or continued, or substitute awards may be issued, by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the Company’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or issue substitute awards for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the Corporate Transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level unless otherwise provided in the award agreement) to a date prior to the effective time of the Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the Corporate Transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a Corporate Transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the holder would have received upon the exercise of the award (including, at the discretion of the plan administrator, any unvested portion of such award), over (ii) any per share exercise price payable by such holder, if applicable, provided that the plan administrator may also determine that the payment to be made to such holder with respect to such award shall be made in the same form, at the same time and subject to the same conditions as the payments to be made to the Company’s stockholders in connection with the Corporate Transaction to the extent permitted by Section 409A of the Code. If the amount so determined for any award is $0, then such award shall be automatically cancelled at the effective time for no consideration.

Change in Control.    Awards granted under the Amended Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the Amended Plan) as may be provided in the applicable stock award agreement or in any other written agreement between the Company or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Transferability.    A participant may not transfer stock awards under the Amended Plan other than by will, the laws of descent and distribution, or as otherwise provided under the Amended Plan.

Recoupment.    Awards granted under the Amended Plan are subject to recoupment in accordance with any clawback policy adopted by the Board.

Plan Amendment or Termination.    The Board has the authority to amend, suspend, or terminate the Amended Plan at any time, provided that such action does not materially impair (within the meaning of the Amended Plan) the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of the stockholders of the Company. No ISOs may be granted after the tenth anniversary of the date that the Board adopts the Plan. No stock awards may be granted under the Amended Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the Amended Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on such participant’s particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant, exercise, vesting or settlement of an award or the disposition of stock acquired under the Amended Plan. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Tax Consequences to the Participants

Nonstatutory Stock Options.    Generally, there is no taxation to the participant upon the grant of a NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Incentive Stock Options.    The Amended Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. A participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, then the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the exercise price paid by the participant for that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, then the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

Restricted Stock Awards.    Generally, a participant who is granted a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the participant in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the participant generally will not recognize income until the restrictions constituting the substantial risk of forfeiture lapse, at which time the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date of such lapse over any amount paid by the participant in exchange for the stock. A participant may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the participant for the stock. The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse.

Restricted Stock Unit Awards.    Generally, a participant who is granted a restricted stock unit award will recognize ordinary income at the time the stock is delivered equal to (1) the excess, if any, of the fair market value of the stock received over any amount paid by the participant in exchange for the stock or (2) the amount of cash paid to the participant. The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Stock Appreciation Rights.    Generally, a participant who is granted a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.

Performance Awards and Other Stock Awards.    Generally, a participant who is granted a performance award or other stock award will recognize ordinary income equal to the fair market value of the stock received over any amount paid by the participant in exchange for such stock, or the amount of cash paid to the participant.

Tax Consequences to the Company

General.    In each case described above, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant with respect to the stock award at the same time the participant recognizes such ordinary income. the Company’s ability to realize the benefit of any tax deductions depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Compensation of Covered Employees.    The ability of the Company to obtain a deduction for amounts paid under the Amended Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments.    The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Amended Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits and Historical Equity Awards

The Compensation Committee has the discretion to grant awards under the Amended Plan and, therefore, it is not possible as of the date of this proxy statement to determine future awards that will be received by the Company’s executive officers or others under the Amended Plan. Please see the section entitled “Executive Compensation — Overview of Executive Compensation Program — Equity Compensation Plan Information” for more information.

The following table sets forth the number of stock options that have been granted under the Amended Plan to named executive officers and the other individuals and groups indicated since the inception of the Amended Plan.

Name and Position	Stock Options
Chris Ehrlich, Chief Executive Officer and Chairman(1)	264,471
Andrew “Al” Kucharchuk, Chief Financial Officer	5,000
Kristen Pierce, Ph.D., Chief Development Officer	2,659
Charles R. Carter, Former Chief Financial Officer(3)	—
Daniel Corey, M.D., Former Chief Technology Officer(4)	—
All current executive officers (three executive officers)	272,130
All current non-employee directors(2)	185,935
All employees and consultants (other than executive officers and directors)	13,134

____________

(1)      Excludes 5,272 options granted under the Amended Plan which were forfeited on September 30, 2024.

(2)      Excludes 13,318 options granted to Brian G. Atwood under the Amended Plan which were forfeited on September 30, 2024.

(3)      Excludes 4,954 options granted under the Amended Plan which were forfeited on September 30, 2024.

(4)      Excludes 4,613 options granted under the Amended Plan which were forfeited on September 23, 2024.

If the Company’s stockholders approve this proposal, the Amendment will become effective as of the date on which the Amendment is approved by stockholders, and awards may be granted under the Amended Plan. If the Company’s stockholders do not approve the Amendment, the Company will continue to grant awards under the existing Plan as long as shares are available for such purpose.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Amended Plan.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2024 PLAN AS AMENDED TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2024 PLAN AND THE NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO INCENTIVE STOCK OPTIONS BY AN ADDITIONAL 2,000,000 SHARES.

✓

PROPOSAL NO. 5: DIRECTOR ELECTION PROPOSAL

Our board of directors currently consists of six members.

In accordance with the terms of our Certificate of Incorporation and Bylaws, the Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•        the Class I directors are Mr. Byrnes and Dr. Rolfe, and their terms will expire at this Annual Meeting;

•        the Class II directors are Mr. Atwood and Ms. LaPorte, and their terms will expire at our 2026 annual meeting of stockholders; and

•        the Class III directors are Mr. Ehrlich and Mr. Patel, and their terms will expire at our 2027 annual meeting of stockholders.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our Certificate of Incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Michael Byrnes and Dr. Lindsey Rolfe for election as the Class I directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Class I Directors

The following table and narrative information identify our nominees for Class I directors and sets forth their principal occupation and business experience during the last five years and their ages as of May 1, 2025.

Name	Age	Title	Director Since
Directors:
Michael Byrnes	48	Director	2024
Lindsey Rolfe, M.D.	57	Director	2024

Michael Byrnes has served as a member of our board of directors since February 2024. Mr. Byrnes has served as the Chief Financial Officer of Fore Biotherapeutics since August 2024. Previously, Mr. Byrnes served as the Chief Financial Officer of eFFECTOR Therapeutics from December 2020 to June 2024. Prior to that, Mr. Byrnes was Senior Vice President of Finance at Principia Biopharma, Inc. from January 2020 until its acquisition by Sanofi in September 2020. Prior to that, Mr. Byrnes served as the Chief Financial Officer of Alkahest, Inc. from May 2018 to January 2020 and Chief Financial Officer of Ocera Therapeutics, Inc., from December 2014 until its acquisition by Mallinckrodt Pharmaceuticals in December 2017. Mr. Byrnes served as Corporate Controller of Maxygen, Inc. from March 2010 to December 2014 and prior to that, held finance positions of increasing responsibility from 2000 to 2010 with NeurogesX, Inc., Lipid Sciences, Inc. and ADAC Laboratories, Inc., a Philips Medical Systems company. Mr. Byrnes received his B.S.C. in Finance from Santa Clara University and an M.B.A. from California State University, Hayward.

Mr. Byrnes was selected to serve on our board of directors based on his substantial leadership and management experience in the biopharmaceutical industry.

Lindsey Rolfe, M.D., has served as a member of our board of directors since February 2024. Dr. Rolfe has served as Chief Medical Officer at 3B Pharmaceuticals GmbH since January 2024 and previously served as Chief Medical Officer at Clovis Oncology Inc. from August 2015 to June 2023, and served as Senior Vice President of Clinical Development from 2010. At Clovis, Dr. Rolfe oversaw the development team that obtained approvals for Rubraca as an ovarian cancer treatment in the United States and Europe, and was responsible for all pre- and post-marketing medical activities. Dr. Rolfe has more than 20 years of drug development experience and previously served in senior oncology development roles at Celgene Corporation, Pharmion Corporation, Cambridge Antibody Technology, UCB Inc. and Celltech Group plc. In addition, Dr. Rolfe served as an independent director at Atreca Inc. (Nasdaq: BCEL) from August 2019 until May 2024. Dr. Rolfe holds a BSc Anatomy and Bachelor of Medicine and Surgery from the University of Edinburgh, undertook post-graduate medical training in London, UK and obtained her post-graduate internal medicine qualification as a Member of the Royal College of Physicians. She has specialist accreditation in Pharmaceutical Medicine from the UK General Medical Council and is a Fellow of the Faculty of Pharmaceutical Medicine in the UK.

Dr. Rolfe was selected to serve on our board of directors based on her experience in leading drug discovery and development of therapeutics.

Vote Required; Board Recommendation

The plurality of votes of the shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MICHAEL BYRNES AND LINDSEY ROLFE AS THE CLASS I DIRECTORS, TO SERVE FOR A THREE-YEAR TERM ENDING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2028.

✓

Directors Continuing in Office

The following table and narrative information identify our directors continuing in office, and sets forth their principal occupation and business experience during the last five years and their ages as of May 1, 2025.

Name	Age	Title	Class and Year in Which Term Will Expire	Director Since
Brian G. Atwood	72	Director	Class II – 2026	2024
Kathleen LaPorte	63	Director	Class II – 2026	2024
Shami Patel	56	Director	Class III – 2027	2024
Chris Ehrlich	55	Chairman, Chief Executive Officer, Director	Class III – 2027	2024

Class II Directors (Term Expires at 2026 Annual Meeting)

Brian G. Atwood previously served as Chairman and Chief Executive Officer of CERo from February 2024 to September 2024, and previously served as Chairman of PBAX from October 2021 until the closing of the Business Combination in February 2024. Mr. Atwood serves as a Managing Director for Versant Ventures, a healthcare-focused venture capital firm that he co-founded in 1999. In 2015, Mr. Atwood co-founded Cell Design Labs, Inc., a biotechnology company focused on developing human cell engineering technology for the treatment of multiple diseases, including cancer, where he served as President and Chief Executive Officer until 2017, when it was acquired by Gilead Sciences. Mr. Atwood has served on several boards of directors including Atreca, Inc. (where he served as chairman) from December 2013 until April 2024, Clovis Oncology, Inc. from April 2009 until July 2023, Immune Design Corp. from May 2008 until June 2016 (acquired by Merck in 2019), Veracyte, Inc., from its founding in 2008 until December 2016, OpGen Inc., from July 2007 until December 2017, Five Prime Therapeutics, from 2002 until March 2016 (acquired by Amgen 2021), Cadence Pharmaceuticals, Inc. from March 2006 until its acquisition in March 2014 by Mallinckrodt, Helicos Biosciences from 2003 until September 2011, Pharmion Corporation from 2000 until its acquisition in March 2008 by CelGene, Trius Therapeutics, Inc. from February 2007 until its acquisition in September 2013 by Cubist Corporation, and Locust Walk Acquisition Corp. (Nasdaq: LWAC) from January 2021 until the consummation of its business combination in August 2021. Mr. Atwood holds a B.S. in Biological Sciences from the University of California, Irvine, a M.S. in Ecology from the University of California, Davis, and a M.B.A. from Harvard Business School.

Mr. Atwood was selected to serve on our board of directors because of his experience in the biotechnology industry, his years of business and leadership experience and his financial sophistication and expertise.

Kathleen LaPorte has served as a member of our board of directors since February 2024, and previously served a member of PBAX’s board of directors from October 2021 until the closing of the Business Combination in February 2024. Ms. LaPorte is an experienced executive, founder and board member, focused on life sciences. She co-founded New Leaf Ventures, served as a General Partner of The Sprout Group, and was Chief Business Officer and Chief Executive Officer of Nodality Inc. Ms. LaPorte has served on eighteen public company boards and sixteen public company audit committees and numerous private company boards. Ms. Laporte currently serves as an independent director for Bolt Biotherapeutics (Nasdaq: BOLT), Precipio Diagnostics (Nasdaq: PRPO), 89Bio (Nasdaq: ENTB), Elysium Therapeutics, and Q32 Bio Inc. (Nasdaq: QTTB). Ms. LaPorte serves as the chair of the audit committees of Bolt Biotherapeutics, Precipio Diagnostics and Q32 Bio and as the chair of the compensation committee of 89Bio. She previously served on the California Institute for Regenerative Medicine, a state agency board. Ms. LaPorte has a B.S. degree in Biology from Yale University and a M.B.A. from the Stanford University Graduate School of Business.

Ms. LaPorte was selected to serve on our board of directors based on her extensive leadership and management experience in the life sciences industry.

Class III Directors (Term Expires at 2027 Annual Meeting)

Chris Ehrlich has served as our Chairman and Chief Executive Officer since December 2024. Since July 2024, Mr. Ehrlich has also served as the Chief Executive Officer of Launch One Acquisition Corp. From October 2024 to November 2024, he served as the interim Chairman and Chief Executive Officer. Prior to this, he served as the Vice Chairman of our board of directors from February 2024 to October 2024. He previously served as the Chief Executive Officer of PBAX from October 2021 until the closing of the Business Combination in February 2024. From January 2021 to August 2021, he served as the Chief Executive Officer of Locust Walk Acquisition Corp. (Nasdaq: LWAC) until it merged with eFFECTOR Therapeutics, Inc. (Nasdaq: EFTR). He is also the Principal of Ehrlich Bioventures, LLC, a consultancy working with emerging biopharma companies. He previously served as Senior Managing Director and the Global Head of Strategic Transactions at Locust Walk Partners from 2013 to 2021. He brings significant biotechnology industry, business development, venture capital experience, investment banking and SPAC experience. While at Locust Walk Partners, Mr. Ehrlich was involved with sourcing and leading multiple transactions for emerging biopharmaceutical companies, including the sale of Xyphos Biosciences, Inc. to Astellas in 2019 and the sale of Thar Pharmaceuticals to Grunenthal in 2018. Prior to Locust Walk Partners, he was a Managing Director at InterWest Partners (“InterWest”), a venture capital firm. At InterWest, he served on the boards of KAI Pharmaceuticals, a privately held pharmaceutical company (acquired by Amgen in 2012), Biomimetic Therapeutics, Inc., a biotechnology company (acquired by Wright Medical Technologies in 2013), Invuity, Inc., a medical technology company acquired by Stryker in 2018) and Xenon Pharmaceuticals, a biopharmaceutical company (Nasdaq: XENE). Prior to joining InterWest, Mr. Ehrlich worked as the Director of Licensing and Business Development at Purdue Pharma, in business development at Genentech, in venture capital at the U.S. Russia Investment Fund, and in biotechnology strategy development at L.E.K. Consulting. Mr. Ehrlich also currently serves on the board of directors of Launch One Acquisition Corp. and Prostate Management Diagnostics, Inc., on the advisory board of the Peter Michael Foundation, where he is a Senior Advisor, and on the healthcare at Kellogg advisory board at Northwestern University. Mr. Ehrlich has a B.A. in Government from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University, where he is a frequent lecturer.

Mr. Ehrlich was selected to serve on our board of directors based on his substantial investment and acquisition experience in the biotechnology and biopharmaceutical industries and his experience serving as a director for various public and private companies.

Shami Patel has served as a member of our board of directors since October 2024. Mr. Patel is a Managing Director at Launchpad Capital and has over 25 years of global experience in financial services and capital markets as an executive, board member and investor. Mr. Patel is also an advisor to Launch One Acquisition Corp. (Nasdaq: LPAA), a blank check company which raised $230.0 million in its initial public offering in July 2024 and is currently searching for a business combination target in the healthcare or healthcare related industries and, in particular, life sciences. Mr. Patel is also an advisor to Launch Two Acquisition Corp. (Nasdaq: LPBB), a blank check company which raised $230.0 million in its initial public offering in October 2024 and is currently searching for a business combination target in the financial services industry. He was formerly a Managing Director at Cohen Circle from January 2015 to August 2024. His SPAC experience includes being the Chief Operating Officer of FTAC Olympus Acquisition Corp. from July 2020 to August 2020, which merged with Payoneer Inc. (NASDAQ: PAYO) in June 2021, as an advisor to Phoenix Biotech Acquisition Corp., which merged with CERo Therapeutics Holdings, Inc. (NASDAQ: CERO) in February 2024, as an advisor to Newcourt Acquisition Corp. which merged with Psyence Biomedical Ltd. (NASDAQ: PBM) in January 2024, and as an advisor to LWAC, which merged with eFFECTOR Therapeutics, Inc. (NASDAQ: EFTR) in August 2021. Mr. Patel was also active in origination, due diligence and execution of SPACs as a member of the Board of FinTech Acquisition Corp. which merged with CardConnect LLC (NASDAQ: CCN) in August 2016 and FinTech Acquisition Corp. II which merged with Intermex Holdings II, Inc. in July 2018, and the merged company was renamed International Money Express, Inc. (NASDAQ: IMXI); Mr. Patel served as a board observer of IMXI following its business combination, until March 2020. He also served as an advisor to FinTech Acquisition Corp. III which merged with Paya Holdings Inc. (NASDAQ: PAYA) in October 2020 and FinTech Acquisition Corp. IV which merged with Perella Weinberg Partners (NASDAQ: PWP) in June 2021. Aside from his experience with special purpose acquisition companies, from 2010 to 2015 Mr. Patel served as the Vice Chairman of the board of directors and Chair of the compliance committee of Golden Pacific Bancorp, Inc., which was acquired by SoFi Technologies (NASDAQ: SOFI). From 2012 to 2014, he served at Clean Pacific Ventures Management, LLC, a venture capital firm specializing in early stage investments, as a venture partner. Mr. Patel was a partner at, and served on the executive committee of, Hexagon Securities, LLC, a credit focused investment bank and securities firm from 2010 to 2012. From 2001 to August 2009, he served as Managing Director and Senior Partner at Cohen & Company, where he helped launch Alesco Financial, Inc. (NYSE: AFN), where he served as Chief Operating Officer and Chief Investment Officer from 2006 to 2009. From 1999 to 2000, he served as Chief Financial Officer for TRM Corporation (NASDAQ: TRMM), a consumer and financial services company. In 2000, Mr. Patel co-founded iATMglobal.net, a middleware software business where he served as Chief Executive Officer and which was sold to NCR Corporation in 2001. He served as Vice President of the West Coast Region for Sirrom Capital Corporation, a mezzanine finance fund, from 1998 to 1999. Prior to this he was in the business services group at Robertson Stephens, an investment banking firm, from 1997 to 1998 and served as a strategy consultant in the energy group at Andersen Consulting (now known as Accenture plc) from 1991 to 1993. Mr. Patel served on the Board of Visitors of Duke University School of Law from 2011 to 2023 where he was a Senior Lecturing Fellow. Mr. Patel received a Juris Doctor with honors and Master of Business Administration from Duke University and Bachelor of Arts in Philosophy and Economics from Trinity University.

Mr. Patel was selected to serve on our board of directors based on his extensive investment, leadership and operational experience.

There are no family relationships between our board of directors and any of our executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors, executive officers or affiliates is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

Executive Officers Who Are Not Directors

The following table identifies our current executive officers who are not directors, and sets forth their current positions at CERo Therapeutics, Inc. and their ages as of May 1, 2025:

Name	Age	Title	Officer Since
Executive Officers:
Andrew “Al” Kucharchuk	44	Chief Financial Officer	2024
Kristen Pierce, Ph.D.	55	Chief Development Officer	2024

Andrew “Al” Kucharchuk has served as the Chief Financial Officer since October 2024. Mr. Kucharchuk has led initiatives in senior positions of corporate leadership and/or as a board member of publicly traded life science companies, including as Chief Financial Officer of Chain Bridge I (NASDAQ: CBRGU) since April 2024 and, previously, as the Chief Financial Officer of Nukkleus Inc. (NUKK) from June 2024 until March 2025, and the Chief Financial Officer of Theralink Technologies, Inc. (OTC: THER) from May 2023 to June 2024, and he served as a member of the board of directors of Theralink from September 2015 until June 2024. Prior to his role at Theralink, Mr. Kucharchuk was the Chief Financial Officer of Adhera Therapeutics, Inc. (OTC: ATRX) from September 2022 to August 2023. Prior to that role, Mr. Kucharchuk held various positions at OncBioMune Pharmaceuticals, Inc., including Chief Executive Officer, Chief Operating Officer and Chief Financial Officer from November 2006 to July 2020, and he served as a member of the board of directors of OncBioMune from June 2020 until September 2023. Mr. Kucharchuk holds a B.A. in Business and an MBA in Finance from Tulane University.

Kristen Pierce has served as the Chief Development Officer since October 2024. Dr. Pierce has over 20 years of oncology experience, leading nonclinical and early clinical stage projects. Prior to joining CERo, Dr. Pierce was Vice President, Translational Medicine at Pionyr Immunotherapeutics from September 2021 to June 2023. Prior to that, she served as Executive Director, Asset Team Leader at Pfizer Inc. (NYSE: PFE) where she led the late nonclinical and early clinical development of several antibody and small molecules in oncology. Dr. Pierce received her Ph.D. from the University of Arizona in Pharmacology and Toxicology and spent four years as a postdoc at Duke University in the laboratory of the Nobel Prize winning scientist, Dr. Robert J. Lefkowitz. Dr. Pierce received her B.A. from Bates College.

PROPOSAL NO. 6: AUDITOR RATIFICATION PROPOSAL

Overview

The Audit Committee has appointed and engaged Wolf to serve as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and the Company’s subsidiary for the 2025 fiscal year, and to perform audit-related services. Wolf has served as CERo’s independent registered public accounting firm since 2023. Citrin Cooperman & Company, LLP (“Citrin”), New York, New acted as PBAX’s independent registered public accounting firm since June 8, 2021 (inception) through closing of the Business Combination, including for the 2023 fiscal year.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of Wolf as the Company’s independent registered public accounting firm for the 2025 fiscal year.

The Audit Committee is solely responsible for selecting the Company’s independent auditors. Although stockholder ratification of the appointment of Wolf to serve as the Company’s independent registered public accounting firm is not required by law or the Company’s organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of Wolf, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of Wolf are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

We incurred the following fees from Wolf for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2024 and 2023.

Fee Category	2024	2023
Audit fees(1)	$356,000	$215,000
Audit related fees	155,500	233,500
Tax fees(2)	—	—
All other fees(3)	—	—
Total fees	$511,500	$448,500

____________

(1)      “Audit fees” consist of fees for the audit of our annual financial statements, review of the interim financial statements included in our quarterly reports on Form 10-Q, registration statements on Form S-4, registration statements on Form S-3, registration statements on Form S-1, registration statements on Form S-8 and other professional services provided in connection with financings and other regulatory filings.

(2)      “Tax fees” consist of fees for professional services, including tax compliance, tax advice and tax planning.

(3)      “All other fees” consist of fees paid to access Wolf publications and on-line subscriptions/content.

PBAX incurred the following fees from Citrin for the audit of the consolidated financial statements and for other services provided during the year ended December 31, 2023:

Fee Category	2023
Audit fees(1)	155,400
Tax Fees(2)	9,660
All other Fees	—
Total	158,175

____________

(1)      Audit fees consist of fees for professional services rendered for the audit of our year-end consolidated financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings, and other fees in connection with the Business Combination.

(2)      Tax fees consist of fees for tax consultation services for the Business Combination and professional services relating to tax compliance, tax planning, and tax advice.

Audit Committee Pre-approval Policy and Procedures

The Audit Committee established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. These services included audit services, audit-related services, tax services and other services. The Audit Committee considered whether the provision of each non-audit service were compatible with maintaining the independence of the auditors. Pre-approval was detailed as to the particular service or category of services and was generally subject to a specific budget. the Company’s independent registered public accounting firm and management were required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.	✓

PROPOSAL NO. 7: ADJOURNMENT PROPOSAL

Overview

If the Company fails to receive a sufficient number of votes to approve Proposal Nos. 1, 2, 3 or 4, the Company may propose to adjourn or postpone the Annual Meeting. The Company currently does not intend to propose an adjournment or postponement at the Annual Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3 or 4.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL NOS. 1, 2, 3 OR 4.

✓

CORPORATE GOVERNANCE

Director Nomination Process

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process.

Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board of directors to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors highly value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board of directors.

Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described in our proxy statement to be filed with the SEC in connection with our 2026 annual meeting of stockholders within 120 days after the end of the fiscal year ended December 31, 2025. The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our Bylaws relating to stockholder nominations.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship, which, in the opinion of such company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on business and personal information provided by each director concerning her or his background, employment, and affiliations, including family relationships, our board of directors has determined that each of Mr. Byrnes, Ms. LaPorte, Dr. Rolfe and Mr. Patel is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In connection with Mr. Atwood’s appointment as our Chief Executive Officer in February 2024, Mr. Atwood ceased to be independent, and in connection with Mr. Ehrlich’s appointment as our Interim Chairman and Chief Executive Officer on September 30, 2024, Mr. Ehrlich ceased to be independent. Mr. Erhlich was determined by the board of directors to be independent from the closing of the Business Combination until his appointment as our Interim Chairman and Chief Executive Officer and currently as our Chairman and Chief Executive Officer.

In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our Common Stock by each non-employee director and relationships with the Company.

Staggered Board

In accordance with the terms of our Certificate of Incorporation, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the directors whose terms then expire will be eligible for re-election until the third annual meeting following reelection. Our directors are divided among the three classes as follows:

•        the Class I directors are Mr. Byrnes and Dr. Rolfe, and their terms will expire at this Annual Meeting;

•        the Class II directors are Mr. Atwood and Ms. LaPorte, and their terms will expire at our 2026 annual meeting of stockholders; and

•        the Class III directors are Mr. Ehrlich and Mr. Patel, and their terms will expire at our 2027 annual meeting of stockholders.

Our Bylaws provide that the number of members of our board of directors shall be fixed in accordance with our Certificate of Incorporation. Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our board of directors is currently fixed at six members. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our board of directors or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock then entitled to vote in an election of directors.

Board Leadership Structure

Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and chairman of the board of directors. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow, and believes it is in our best interests to make determinations regarding such leadership structure based on circumstances from time to time. Currently, our Chief Executive Officer serves as the chairman of the board of directors.

Our board of directors believe that this leadership structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. The chairman chairs the meetings of our board of directors and stockholders, with input from the independent directors, and as such, our board of directors believes that a person with comprehensive knowledge of our company is in the best position to serve such role. In making this determination, the board of directors considered, among other matters, Mr. Ehrlich’s management of our business on a day-to-day basis coupled with his direct involvement in our business operations, and believed that Mr. Ehrlich is highly qualified to act as both chairman and Chief Executive Officer due to his experience, knowledge and history with both Legacy CERo and PBAX.

In addition, each of our other directors is “independent” under Nasdaq standards. Our independent vice chairman presides over regularly-held executive sessions of independent directors, without management present, and all of our independent directors are active in the oversight of our company. In addition, our board of directors and each committee of board of directors has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

Our board of directors believe its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks, and the Audit Committee, which has responsibility for reviewing the adequacy of our risk management activities with management and our independent registered public accounting firm.

At each of its meetings, the board of directors receives business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the board of directors provides guidance to management. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight

Our board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. It also reviews information and policies related to information technology risk, including cyber-security and incident response planning. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board of directors, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

Committees of our Board of Directors

The standing committees of our board of directors include the Audit Committee, a Compensation Committee, and a nominating and corporate governance committee, each of which operates under a charter that has been approved by our board of directors. Such charters are available on our website at www.cero.bio/investors. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website. We have included our website address as an inactive textual reference only.

Audit Committee

The members of our Audit Committee are Mr. Byrnes, Dr. Rolfe and Mr. Patel. Mr. Byrnes serves as the chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Byrnes is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq listing standards. Our board of directors has determined each of Mr. Byrnes, Dr. Rolfe and Mr. Patel is independent under the applicable rules of the SEC and Nasdaq and has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, our board of directors has examined each Audit Committee member’s scope of experience and the nature of their experience reading and understanding financial statements.

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements. The Audit Committee’s responsibilities include, among other things:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our annual audited financial statements and quarterly financial statements;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing and discussing policies on risk assessment and risk management;

•        reviewing related party transactions;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes the internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

Compensation Committee

The members of our Compensation Committee are Ms. LaPorte, Dr. Rolfe and Mr. Patel. Ms. LaPorte serves as the chairperson of the Compensation Committee. Our board of directors has determined that each of Ms. LaPorte, Dr. Rolfe and Mr. Patel is independent under the applicable Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Our Compensation Committee’s main function is to oversee our compensation structure, policies and programs and to review the processes and procedures for the consideration and determination of director and executive compensation. The Compensation Committee’s responsibilities include, among other things:

•        recommending to the board of directors goals and objectives, non-equity compensation, and equity grants of all senior officers;

•        recommending to the board of directors goals and objectives, non-equity compensation, and equity grants for the Chief Executive Officer;

•        recommending to the board of directors non-equity compensation and equity grants for the directors;

•        reviewing and discussing with the board of directors corporate succession plans for the Chief Executive Officer and key officers;

•        reviewing and discussing with management its talent development and related initiatives;

•        assisting the board of directors with its oversight of our strategies, programs, and initiatives related to employee health, safety, and well-being, engagement, pay equity, and diversity and inclusion;

•        selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the Compensation Committee’s compensation advisors;

•        reviewing and recommending to the board of directors employment agreements, severance arrangements and change-of-control agreements or provisions for executive officers and other senior management, as appropriate; and

•        reviewing the policies relating to compensation and benefits of employees.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Dr. Rolfe, Ms. LaPorte and Mr. Byrnes. Dr. Rolfe serves as the chairperson of the committee. Our board of directors has determined that each of Dr. Rolfe, Ms. LaPorte and Mr. Byrnes is independent under the applicable Nasdaq listing standards.

The nominating and corporate governance committee’s main function is to consider candidates for board membership and oversee our corporate governance policies, reporting and making recommendations to our board of directors concerning governance matters and oversight of the evaluation of our board of directors. The nominating and corporate governance committee’s responsibilities include, among other things:

•        recommending to the board of directors for its approval criteria for board of directors and committee membership;

•        establishing a process for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•        identifying individuals qualified to become members of the board of directors;

•        recommending to the board of directors the persons to be nominated for election as directors and to each of the committees of the board of directors;

•        developing and recommending to the board of directors corporate governance guidelines and periodically reviewing those guidelines and the code of conduct and business ethics and recommending any changes; and

•        overseeing a periodic evaluation of the board of directors and its committees.

Board and Committee Meetings Attendance

During the fiscal year ended December 31, 2024, our board of directors met 16 times, our Audit Committee met four times, and our Compensation Committee met six times. Our Nominating and Corporate Governance Committee did not hold a meeting in 2024. Each board member attended 75% or more of the aggregate number of meetings of the board of directors and meetings of the committees on which he or she served during the fiscal year ended December 31, 2024, for which he or she was a director or committee member.

Director Attendance at Annual Meeting of Stockholders

We encourage our directors to attend our annual meetings of stockholders. We did not hold an annual meeting of stockholders during the fiscal year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2024, Mr. Ehrlich served as a member of our Compensation Committee from the closing of the Business Combination until his appointment as our interim Chairman and Chief Executive Officer. Other than Mr. Ehrlich, during the fiscal year ended December 31, 2024, none of the members of our Compensation Committee has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of our board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of business conduct and ethics is available under the Investors section of our website at www.cero.bio/investors. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code of business conduct and ethics. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website. We have included our website address as an inactive textual reference only.

Limitation of Liability and Indemnification

The Certificate of Incorporation and the Bylaws limits the Company’s directors’ liability, and indemnify its directors and officers to the fullest extent permitted under DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

•        transaction from which the director derives an improper personal benefit;

•        act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        unlawful payment of dividends or redemption of shares; or

•        breach of a director’s duty of loyalty to the corporation or its stockholders.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or recession.

The DGCL and the Bylaws provide that it will, in certain situations, indemnify its directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

In addition, the Company has entered and intends to continue to enter, into separate indemnification agreements with some of its directors and officers. These indemnification agreements, among other things, require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at the Company’s request.

The Company maintains a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers. The Company believes that these provisions in its Certificate of Incorporation and the Bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Insider Trading Arrangements and Policies

During the three months ended December 31, 2024, none of our directors or officers adopted, amended, or terminated a “Rule 10b5-1 trading arrangement” or “non-Rule 10b5-1 trading arrangement,” as each term is defined in Item 408(a) of Regulation S-K.

Our board of directors has adopted an insider trading policy which governs the purchase, sales, and/or other dispositions of our securities by directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy is attached as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as Exhibit 19.1 and incorporated herein. In addition, we have adopted a Rule 10b5-1 trading plan policy, which permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving us.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. In addition, our insider trading policy also expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Communication with Directors

Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chairman of our board of directors at the following address: CERo Therapeutics Holdings, Inc., 210 Haskins Way, Suite 230, South San Francisco, CA 94080.

For a communication directed to an individual director in his capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: CERo Therapeutics Holdings, Inc., c/o Corporate Secretary, 210 Haskins Way, Suite 230, South San Francisco, CA 94080.

We will forward by U.S. mail any such communication to each director, and the chairman of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to our general counsel and a copy of such communication may be retained for a reasonable period of time. You may submit your concern anonymously or confidentially.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

DIRECTOR COMPENSATION

None of our directors received compensation in 2024 for services rendered to PBAX or Legacy CERo, with the exception of Dr. Corey, who was compensated for his service as our Chief Executive Officer. Dr. Corey was a named executive officer and his compensation is provided in the “2024 Summary Compensation Table” below.

On March 25, 2024, the board of directors approved the compensation for non-employee directors for 2024. Each non-employee director will receive $30,000 per annum, paid quarterly in advance. In addition, each non-employee director other than the vice chairman received an option award to purchase 1,125 shares of common stock. Such option awards vest quarterly over a three-year period and expire ten years after the grant date. The vice chairman will receive $150,000 per annum, paid quarterly in advance. In addition, the vice chairman received an option award to purchase 5,272 shares of common stock. Such option awards vest quarterly over a three-year period and expire ten years after the grant date. The awards to the vice chairman were forfeited in connection with his appointment as Interim Chairman and Chief Executive Officer on October 1, 2024.

On September 30, 2024, the board of directors approved the grant of 2,550 options to each of our non-employee directors, which will vest (i) 50% upon the FDA’s acceptance of our IND and (ii) 50% upon the completion of a financing transaction generating at least $1.5 million of gross proceeds, in each case subject to such director’s continued service. Each of such performance-based vesting conditions was satisfied after the date of grant and prior to the date of this proxy statement.

Messrs. Atwood and Ehrlich and Dr. Corey each served as executive officers and directors during portions of 2024. Each of Mr. Atwood’s, Mr. Ehrlich’s and Dr. Corey’s compensation is summarized below in “Executive Compensation — Employment Agreements.”

Director Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to our non-employee directors for service on our board of directors during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)		Option Awards (number of shares)		All Other Compensation ($)		Total ($)
Michael Byrnes	$26,250		3,675	(1)	—		$26,250
Kathleen LaPorte	$26,250		3,675	(1)	—		$26,250
Lindsey Rolfe, M.D.	$26,250		3,675	(1)	—		$26,250
Shami Patel	$7,500		2,550	(2)	105,000	(2)	$115,050
Robyn Rapaport	$18,750	(4)	1,125	(3)	—		$26,250	(4)

____________

(1)      This includes (i) option to purchase 1,125 shares of Common Stock granted to the non-employee directors on March 25, 2024 at an exercise price of $177.00 per share, which was reduced to $10.00 effective October 1, 2024 and (ii) option to purchase 2,550 shares of Common Stock, which vested in two equal installments subject to the satisfaction of certain performance criteria; on December 2, 2024, the board of directors confirmed that the performance criteria had been met with regards to one installment, resulting in the vesting of 1,275 shares under (ii) and on February 24, 2025, the board of directors confirmed that the performance criteria has been met with regards to the other installment, resulting in the vesting of the remaining 1,275 shares under (ii).

(2)      This includes the option to purchase 2,550 shares of Common Stock, which vest in two equal installments subject to the satisfaction of certain performance criteria; on December 2, 2024, the board of directors confirmed that the performance criteria had been met with regards to one installment, resulting in the vesting of 1,275 shares and on February 24, 2025, the board of directors confirmed that the performance criteria has been met with regards to the other installment, resulting in the vesting of the remaining 1,275 shares under (ii). Mr. Patel received $75,000 in consulting fees pursuant to the agreement between Mr. Patel and the Company.

(3)      This includes the option to purchase 1,125 shares of Common Stock granted to the non-employee director on March 25, 2024 at an exercise price of $177.00 per share; such award was forfeited following the director’s resignation from the board of directors.

(4)      This includes the non-employee director compensation for the director for the period of service prior to the director’s resignation from the board of directors.

On March 4, 2025, granted to each non-executive director options to purchase up to 35,845 shares of Common Stock, with 50% subject to vesting on the twelve-month anniversary of the date of grant and the remaining 50% subject to performance-based vesting conditions.

EXECUTIVE COMPENSATION

Overview

Except as otherwise specified in this Executive Compensation section, the information set forth herein relates to the executive compensation paid by Legacy CERo prior to the Business Combination, and agreements with us, effective as of the Business Combination. This section discusses the material components of the executive compensation program for our named executive officers.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Exchange Act. The compensation provided to our named executive officers for the fiscal years ended December 31, 2024 and 2023 is detailed in the 2024 Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the fiscal year ending December 31, 2024, are:

•        Chris Ehrlich, our Chief Executive Officer;

•        Andrew “Al” Kucharchuk, our Chief Financial Officer

•        Kristen Pierce, Ph.D., our Chief Development Officer

2024 Summary Compensation Table

During the year ended December 31, 2024, the Company had three individuals serve as principal executive officer, Dr. Daniel Corey was Chief Executive Officer of Legacy CERo from January 1, 2024 until the closing of the Business Combination on February 14, 2024, Brian G. Atwood was Chief Executive Officer from the closing of the Business Combination on February 14, 2024 until September 30, 2024 and Chris Ehrlich became Chief Executive Officer on October 1, 2024 and continues to serve in such capacity. Dr. Corey continued to serve as Chief Technology Officer after closing of the Business Combination until his resignation on September 23, 2024. As of the December 31, 2024, the Company’s other executive officers were the Company’s Chief Financial Officer, Andrew “Al” Kucharchuk, and the Company’s Chief Development Officer, Kristen Pierce. Charles Carter, who served as the Company’s Chief Financial Officer from February 14, 2024 through September 30, 2024, is also included below as he was one of our most highly compensated executive officers, but was no longer serving as an executive officer as of December 31, 2024.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Chris Ehrlich(3)	2024	90,000	908,748	—	998,748
Chief Executive Officer

Brian G. Atwood(4)	2024	225,000	1,581,508	—	1,806,508
Former Chief Executive Officer

Dr. Daniel Corey(5)	2024	263,750	809,463	—	1,073,213
Former Chief Technology Officer and Former Chief Executive Officer	2023	360,000	—	16,035	376,035

Charles Carter(6)	2024	218,750	471,512	—	690,262
Former Chief Financial Officer

Andrew “Al” Kucharchuk(7)	2024	63,000	39,406	—	102,406
Chief Financial Officer

Kristen Pierce, Ph.D.(8)	2024	90,000	29,777	—	119,777
Chief Development Officer

____________

(1)      As required by SEC rules, the amounts in this column reflect the grant date or modification date fair value as required by FASB ASC Topic 718. A discussion of the assumptions and methodologies used to calculate these amounts is contained in the notes to our financial statements under “Shareholders’ Equity”. The Company issued options in April 2024 and October 2024. On October 1, 2024 some options issued in April 2024 were canceled.

(2)      The amounts reported in this column represent (i) $13,200 in Company contributions made under our 401(k) plan and (ii) $2,835 in Company-paid life insurance premiums during the fiscal year ended December 31, 2024.

(3)      In April 2024, Mr. Ehrlich received stock options to purchase 5,272 shares of common stock at $177.00 per share. Additionally, on October 1, 2024, Mr. Ehrlich received options to purchase 25,500 shares of common stock at $10.00 per share. On October 1, 2024, the options granted in April 2024 were canceled pursuant to an agreement between Mr. Ehrlich and the Company.

(4)      In April 2024, Mr. Atwood received stock options to purchase 13,180 shares of common stock at $177.00 per share and 139 shares of common stock at $528.00 per share. Additionally, on October 1, 2024, Mr. Atwood received options to purchase 5,080 shares of common stock at $10.00 per share. On October 1, 2024, the options granted in April 2024 were canceled pursuant to an agreement between Mr. Atwood and the Company.

(5)      In April 2024, Dr. Corey received stock options to purchase 8,567 shares of common stock at $177.00 per share. Upon his resignation, all unvested options were canceled.

(6)      In April 2024, Mr. Carter received stock options to purchase 3,954 shares of common stock at $177.00 per share. Upon his resignation, all unvested options were canceled upon his resignation.

(7)      On October 1, 2024, Mr. Kucharchuk received stock options to purchase 5,000 shares of common stock at $10.00 per share.

(8)      In April 2024, Dr. Pierce received stock options to purchase 659 shares of common stock at $36.00 per share. Additionally, on October 1, 2024, Dr. Pierce received stock options to purchase 2,000 shares of common stock at $10.00 per share.

Narrative Disclosure to the 2024 Summary Compensation Table

Compensation of our named executive officer for the fiscal year ended December 31, 2024 was determined and recommended by the compensation committee, and approved by the board of directors. The compensation committee engaged a compensation consulting firm to provide and structure benchmarking data for similar positions in similar companies.

2024 Base Salaries

The named executive officers’ base salaries are a fixed component of annual compensation for performing specific duties and functions. Such base salaries are adjusted from time to time to realign with market levels after taking into account individual responsibilities, performance and experience.

Annual Bonuses

We use annual cash incentive bonuses for the named executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. It is expected that, near the beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the named executive officers, subject to the terms of their employment agreements. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to each of the named executive officers. A bonus plan was established for executive officers in 2024.

Overview of Executive Compensation Program

Our Compensation Committee anticipates annually reviewing the compensation of our employees, including our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the Compensation Committee considers compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us. We intend to target a general competitive position and consider independent third-party benchmark analytics to determine the mix of compensation of base salary, bonus and long-term incentives.

We engaged the services of an external compensation consultant to advise on executive compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for our executive officers and members of our board of directors. The compensation for our executive officers will have the following components: base salary, cash bonus opportunities, equity compensation, employee benefits, and severance protections. Base salaries, employee benefits, and severance protections are designed to attract and retain senior management talent. Annual cash bonuses and equity awards are used to promote performance-based pay that aligns the interests of the named executive officers with the long-term interests of our stockholders and enhances executive retention.

Employment Agreements with our Named Executive Officers

We are party to employment agreements with each of our named executive officers. The arrangements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary, bonus potential, eligibility for employee benefits and severance benefits upon a qualifying termination of employment, subject to such employee executing a separation agreement with us.

Employment Agreement with Mr. Atwood

On March 26, 2024, we entered into an employment agreement with Mr. Atwood, our former Chairman and Chief Executive Officer the (“Atwood Employment Agreement”). Pursuant to the Atwood Employment Agreement, Mr. Atwood is entitled to an initial annual base salary of $360,000, an initial target annual incentive bonus of 50% of Mr. Atwood’s base salary, an initial equity grant, and general eligibility to participate in our employee benefit plans.

The Atwood Employment Agreement provides that in the event Mr. Atwood’s employment is terminated by us without “cause” (other than as a result of Mr. Atwood’s death or disability) or by Mr. Atwood with “good reason” (each as defined in the Atwood Employment Agreement), in either case within thirty days before or within twelve months following a “change in control” (as defined in the Atwood Employment Agreement) (the “Atwood Change in Control Period”), then, Mr. Atwood will be entitled to: (1) a lump sum cash payment equal to three months of his then-current base salary, and (2) full acceleration of the vesting of all his outstanding equity awards.

The Atwood Employment Agreement provides that in the event Mr. Atwood’s employment is terminated by us without “cause” (other than as a result of Mr. Atwood’s death or disability) or by Mr. Atwood for “good reason,” in either case, outside of the Atwood Change in Control Period, then, Mr. Atwood will be entitled to a lump sum cash payment equal to three months of his then-current base salary.

The Atwood Employment Agreement provides that in the event Mr. Atwood’s employment terminate as a result of Mr. Atwood’s death or disability, then, Mr. Atwood will be entitled to accelerated vesting of 50% of the then-unvested portion of outstanding equity awards.

Mr. Atwood’s benefits after termination (other than as a result of death or disability) are conditioned, among other things, on him timely signing and not revoking a general release of claims in our favor.

The payments and benefits under the Atwood Employment Agreement in connection with a change in control may not be eligible for federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Atwood in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Mr. Atwood resigned from his position as Chief Executive Officer, effective on September 30, 2024. In connection with such resignation, on September 30, 2024, Mr. Atwood and the Company entered into a consulting agreement (the “Atwood Consulting Agreement”), effective October 1, 2024, pursuant to which Mr. Atwood will provide consulting services for a period of 12 months following his resignation. Mr. Atwood will receive a consulting fee of $25,000 per quarter. In connection with his entry into the Atwood Consulting Agreement, Mr. Atwood forfeited all 13,318 of his outstanding options, and received an award of 5,080 options to purchase shares of Common Stock, which will vest (i) 50% upon the FDA’s acceptance of the Company’s IND and (ii) 50% upon the completion of a financing transaction generating at least $1.5 million of gross proceeds, in each case subject to Mr. Atwood’s continued service with the Company.

Employment Agreement with Mr. Carter

On March 26, 2024, we entered into an employment agreement with Mr. Carter, our former Chief Financial Officer and Corporate Secretary (the “Carter Employment Agreement”). Pursuant to the Carter Employment Agreement, Mr. Carter is entitled to an initial base salary of $350,000 and an initial target annual incentive bonus of 35% of Mr. Carter’s base salary, an initial equity grant, and general eligibility to participate in our employee benefit plans.

The Carter Employment Agreement provides that in the event Mr. Carter’s employment is terminated by us without “cause” (other than as a result of Mr. Carter’s death or disability) or by Mr. Carter with “good reason” (each as defined in the Carter Employment Agreement), in either case within thirty days before or within twelve months following a

“change in control” (as defined in the Carter Employment Agreement) (the “Carter Change in Control Period”), then, Mr. Carter will be entitled to: (1) continued payment of his then-current base salary for a period of twelve months following his termination, (2) if Mr. Carter timely elects COBRA health continuation, payment of COBRA premiums for continued health benefits for up to twelve months following his termination for him and his eligible dependents who were covered under our health insurance plans on the date of such termination, (3) his annual target bonus for the year of termination, and (4) full acceleration of the vesting of all his outstanding equity awards.

The Carter Employment Agreement provides that in the event Mr. Carter’s employment is terminated by us without “cause” (other than as a result of Mr. Carter’s death or disability) or by Mr. Carter for “good reason,” in either case, outside of the Carter Change in Control Period, then, Mr. Carter will be entitled to (1) continued payment of his then-current base salary for a period of nine months, and (2) if Mr. Carter timely elects COBRA health continuation, payment of COBRA premiums for continued health benefits for up to nine months following his termination for him and his eligible dependents who were covered under our health insurance plans on the date of such termination.

The Carter Employment Agreement provides that in the event Mr. Carter’s employment terminate as a result of Mr. Carter’s death or disability, then, Mr. Carter will be entitled to accelerated vesting of 50% of the then-unvested portion of outstanding equity awards.

Mr. Carter’s benefits after termination (other than as a result of death or disability) are conditioned, among other things, on him timely signing and not revoking a general release of claims in our favor.

The payments and benefits under the Carter Employment Agreement in connection with a change in control may not be eligible for federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Carter in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Mr. Carter resigned from his position as Chief Financial Officer, effective on September 30, 2024. In connection with such resignation, Mr. Carter forfeited all 4,954 of his outstanding options.

Offer Letter with Dr. Corey

On March 28, 2024, we entered into an employment agreement with Dr. Corey, our former Chief Technology Officer and Founder (the “Corey Offer Letter”). Pursuant to the Corey Offer Letter, Dr. Corey is entitled to an initial annual base salary of 350,000, an initial target annual incentive bonus of 50% of Dr. Corey’s base salary, an initial equity grant, and general eligibility to participate in our employee benefit plans.

The Corey Offer Letter provides that in the event Dr. Corey’s employment is terminated by us without “cause” or by Dr. Corey for “good reason” (each as defined in the Corey Offer Letter) within 90 days before or within twelve months following a “change in control” (as defined in the Corey Offer Letter) (the “Corey Change in Control Period”), then Mr. Corey will be entitled to full acceleration of the vesting of any options to purchase shares of our common stock that are subject to time-based vesting.

The Corey Offer Letter provides that in the event Dr. Corey’s employment is terminated by us without “cause” or by Dr. Corey for “good reason,” Dr. Corey will be entitled to: (1) the continued payment of his then-current base salary for a period of up to six months following his termination, and (2) if Dr. Corey timely elects COBRA health continuation, payment of COBRA premiums for continued health benefits for up to six months following his termination.

Dr. Corey’s benefits after termination outside of the Corey Change in Control Period are conditioned, among other things, on him complying with his post-termination obligations under his agreement, including a one-year non-solicitation obligation, and his timely signing a general release of claims in our favor.

Dr. Corey resigned from his position as Chief Technology Officer, effective September 23, 2024. In connection with such resignation, Dr. Corey forfeited 4,613 of his outstanding options.

Consulting Agreement with Mr. Ehrlich

On September 30, 2024, we entered into a consulting agreement with Chris Ehrlich (the “Ehrlich Consulting Agreement”), effective October 1, 2024. The Ehrlich Consulting Agreement has an initial term of twelve months, commencing October 1, 2024, as may be extended by mutual written agreement. Mr. Ehrlich will receive a consulting fee of $30,000 per month. In connection with his entry into the Ehrlich Consulting Agreement, Mr. Ehrlich forfeited all 5,722 of his outstanding options, and received an award of 25,550 options to purchase shares of Common Stock, which will vest (i) 50% upon the FDA’s acceptance of the Company’s IND and (ii) 50% upon the completion of a financing transaction generating at least $1.5 million of gross proceeds, in each case subject to Mr. Ehrlich’s continued service. In February 2025, the board of directors increased Mr. Ehrlich’s monthly salary to $40,000 per month and, on March 4, 2025, granted to him options to purchase up to 238,971 shares of Common Stock, with 50% subject to vesting on the nine-month anniversary of the date of grant and the remaining 50% subject to performance-based vesting conditions.

Consulting Agreement with Mr. Kucharchuk

On September 30, 2024, we entered into a consulting agreement with Andrew “Al” Kucharchuk (the “Kucharchuk Consulting Agreement”). The Kucharchuk Consulting Agreement has an initial term of one year, commencing October 1, 2024, as may be extended by mutual written agreement. Mr. Kucharchuk received a retainer of $15,000 upon his entry into the Kucharchuk Consulting Agreement, and will receive a monthly fee of $16,000 for his services during the term of the Kucharchuk Consulting Agreement. In addition, Mr. Kucharchuk received an award of 5,000 options to purchase shares of Common Stock, which will vest in equal monthly installments over twelve months, subject to Mr. Kucharchuk’s continued service. Either party may terminate the Kucharchuk Consulting Agreement at any time with at least 30 days’ prior written notice. In February 2025, the board of directors increase Mr. Kucharchuk’s monthly fee to $25,000 per month.

Consulting Agreement with Dr. Pierce

On September 30, 2024, we entered into a consulting agreement with Kristen Pierce, Ph.D. (the “Pierce Consulting Agreement”), effective as of October 1, 2024. The Pierce Consulting Agreement has an initial term of twelve months, commencing October 1, 2024, as may be extended by mutual written agreement. Dr. Pierce will receive a monthly fee of $30,000 for her services during the term of the Pierce Consulting Agreement. In addition, Dr. Pierce received an award of 2,000 options to purchase shares of Common Stock, which will vest in equal monthly installments over twenty-four months, subject to Dr. Pierce’s continued service; provided, that the vesting of 50% such options shall be accelerated upon the FDA’s acceptance of our IND. Either party may terminate the Pierce Consulting Agreement at any time with at least 30 days’ prior written notice.

Outstanding Equity Awards as of December 31, 2024

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024:

			Option Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Chris Ehrlich, Chief Executive Officer	10/01/2024	12/02/2024	25,550	—	$10.00	09/30/2034

Brian G. Atwood, Former Chief Executive Officer	10/01/2024	12/02/2024	5,080	—	$10.00	09/30/2034

Andrew “Al” Kucharchuk, Chief Financial Officer	10/01/2024	10/01/2024	1,250	3,750	$10.00	09/30/2034

Kristen Pierce, Ph.D., Chief Development Officer	10/01/2024	10/01/2024	1,784	875	$10.00	09/30/2034

Employee Benefits and Equity Incentive Compensation Plan

Equity Incentive Compensation

We believe it is important to maintain a strong link between executive incentives and the creation of stockholder value. We believe performance and equity-based compensation for our executives to be an important component of maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives. Upon consummation of the Business Combination, we assumed options issued pursuant to the CERo Therapeutics, Inc. 2016 Equity Incentive Plan, as amended (the “2016 Plan”), and we currently maintain the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) and the CERo Therapeutics Holdings, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”).

As of December 31, 2023, the 2016 Plan had options outstanding to purchase a total of 7,825 shares of common stock for a weighted average exercise price of $28.00 per share. On February 14, 2024, upon consummation of the Business Combination, these options were assumed by us and converted into options to purchase shares in CERo at a conversion rate of 0.064452 underlying shares per legacy share and a strike price calculated as the legacy strike price divided by 0.064452. This resulted in the issuance of options to purchase 504 shares of common stock at a weighted average price of $436.00.

As of October 1, 2024, the board of directors approved option awards to the executive officers for 2024, as set forth below:

Name and Position	Stock Options
Chris Ehrlich, Chief Executive Officer and Chairman(1)	25,500
Andrew “Al” Kucharchuk, Chief Financial Officer	5,000
Kristen Pierce, Ph.D., Chief Development Officer	2,659
Brian G. Atwood, Former Chief Executive Officer and Chairman(2)	5,080
Charles R. Carter, Former Chief Financial Officer(3)	—
Daniel Corey, M.D., Former Chief Technology Officer(4)	—

____________

(1)      Excludes 5,272 options granted under the 2024 Plan which were forfeited on September 30, 2024.

(2)      Excludes 13,318 options granted under the 2024 Plan which were forfeited on September 30, 2024.

(3)      Excludes 4,954 options granted under the 2024 Plan which were forfeited on September 30, 2024.

(4)      Excludes 4,613 options granted under the 2024 Plan which were forfeited on September 23, 2024.

Equity Grant Timing

Our compensation committee has generally granted equity awards on an annual basis and when it has determined necessary or appropriate for retention and recruitment, including following the successful completion of major corporate transactions or regulatory milestones. In addition, eligible employees, including our NEOs, may voluntarily enroll in our 2024 Employee Stock Purchase Plan, or ESPP, and receive an option to purchase shares at a discount using payroll deductions accumulated during the prior six months. No shares were issued under the ESPP during 2024. During 2024, our compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.

Stock Option Awards

The Compensation Committee approved stock option awards to each of the then-serving executive officers in March 2024 following the completion of the Business Combination. In light of the decline in the Company’s stock price and financial condition, resulting in challenges with executive and employee retention, the extraordinary efforts required of the Company’s management team in connection with obtaining financing to remain viable and to cause the FDA to lift the clinical hold implemented in July 2024 and accept the submission of the IND in November 2024, the Compensation Committee approved the repricing of awards to executive officers and employees and the grants of new awards to new hires and executive officers who were internally promoted, in each case on October 1, 2024, with a substantial portion of the awards to executive officers containing performance-based vesting criteria, including with respect to the acceptance of the IND and obtaining additional financing. See “— Equity Incentive Compensation” below.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2024 regarding shares of Common Stock that may be issued under our equity compensation plans. Such information includes equity compensation plans of Legacy CERo as of December 31, 2024 that were assumed by us in the Business Combination:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants, Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	64,948	(1)	$10.00	(2)	414,073
Equity compensation plans not approved by stockholders	—		—		—
Total	64,948		$10.00		414,073

____________

(1)      Includes 50 shares subject to outstanding stock options under the 2016 Plan that were outstanding on December 31, 2023 (presented on an as-converted basis). No new awards may be granted under the 2016 Plan.

(2)      Reflects the weighted-average exercise price of the $10.00 outstanding stock options under the 2024 Plan and 2016 Plan, presented on an as-converted basis.

On February 8, 2024, the stockholders approved the 2024 Plan and 2024 ESPP, with an initial reserve of 51,726 and 50,993 shares of common stock, respectively. The 2024 Plan and 2024 ESPP became effective on February 14, 2024 in connection with the closing of the Business Combination. At a special meeting of stockholders on April 30, 2024, the stockholders approved an increase in the number of shares available for issuance under the 2024 Plan and the number of shares that may be issued pursuant to incentive stock options, by an additional 20,000 shares each. At a special meeting of stockholders on November 11, 2024, the stockholders approved an increase in the number of shares available for issuance under the 2024 Plan and the number of shares that may be issued pursuant to incentive stock options, by an additional 208,454 shares each. As of January 8, 2025, no awards have been granted under the 2024 ESPP. No new awards may be granted under the 2016 Plan, but all outstanding awards under the 2016 Plan continue to be governed by their existing terms. The 2024 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2024 Plan to be added on the first day of January, starting with January 1, 2025, in an amount equal to the lesser of (i) 5% of the fully diluted shares of our common stock on the immediately preceding December 31 or (ii) such number of shares as determined by our board in each case subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. On January 1, 2025, the number of shares reserved under the 2024 Plan was increased by 5% of the fully diluted shares of our common stock on the immediately preceding December 31, or 189,701 shares. The 2024 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2024 ESPP to be added on the first day of each January, starting with January 1, 2024, by the lesser of (i) 10,198 shares of our common stock, (ii) 1% of the fully diluted shares of common stock on the immediately preceding December 31, or (iii) such number of shares of common stock as determined by our board. The number of shares reserved under the 2024 ESPP is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. As of April 1, 2025, the board of directors have granted an aggregate of 471,199 option awards under the 2024 Plan, leaving no shares reserved for future issuance under the 2024 Plan.

Perquisites

We generally do not provide perquisites to our employees, other than certain de minimis perquisites available to all of our employees, including our named executive officers.

401(k) Plan

We maintain the CERo Therapeutics 401(k) Plan, a tax-qualified retirement plan that provides eligible employees, including the named executive officer, with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to applicable annual limits under the Code. Participants’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Participants are immediately and fully vested in their contributions. We match each participant’s contribution up to a safe harbor maximum of 4% of his or her eligible compensation with participants vesting immediately and fully in such matching contributions. Our 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code.

Health and Welfare Benefits

We provide benefits to our named executive officer on the same basis as provided to all of its employees, including health, dental and vision insurance, as well as life and disability insurance. Legacy CERo did not, and we will not, maintain any executive-specific benefit or perquisite programs. Benefits were and are anticipated to be offered on the same basis as provided to all of our employees.

Compensation Recovery Policy

Our board of directors adopted a Compensation Recovery Policy (the “Compensation Recovery Policy”), in compliance with the Nasdaq listing rules, which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required accounting restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The Compensation Recovery Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of the insider trading policy.

DESCRIPTION OF CAPITAL STOCK

The following summary of the material terms of CERo’s securities is not intended to be a complete summary of the rights and preferences of such securities. You are encouraged to read the applicable provisions of Delaware law, the Certificate of Incorporation, Bylaws, the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock, as amended from time to time (the “Series A Certificate of Designations”), the Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock, as amended from time to time (the “Series B Certificate of Designations”), the Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Preferred Stock, as amended from time to time (the “Series C Certificate of Designations”) and the Certificate of Designation of Preferences, Rights and Limitations of the Series D Convertible Preferred Stock, as amended from time to time (the “Series D Certificate of Designations” and, together with the Series A Certificate of Designations, Series B Certificate of Designations and Series C Certificate of Designations, the “Certificates of Designations”) in their entirety for a complete description of the rights and preferences of the Company’s securities.

General

We are authorized to issue up to 1,000,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

As of the date of this proxy statement, the Company currently has outstanding (i) 1,429 shares of Series A Preferred Stock with a conversion value of approximately $1.4 million, convertible into shares of Common Stock at a conversion rate of the stated value thereof divided by a current effective conversion price of $1.96; (ii) 198 shares of Series B Preferred Stock with a conversion value of approximately $0.2 million, convertible into shares of Common Stock at a conversion rate of the stated value thereof divided by a floating conversion price of 80% of the lowest volume weighted average price during the five trading days immediately prior to conversion; (iii) 2,537 shares of Series C Preferred Stock with a stated value of approximately $2.5 million, convertible into shares of Common Stock at a conversion rate of the stated value thereof divided by a conversion price of $1.96 (iv) Series A Warrants to purchase 6,127 shares of Common Stock at an exercise price of $139.00 per share; (v) Series C Warrants to purchase 81,753 shares of Common Stock at an exercise price of $0.04; (vi) December 2024 and January 2025 Common Warrants to purchase an aggregate of 247,914 shares of Common Stock at an exercise price ranging from $5.61 to $5.82, (vii) February 2025 Common Warrants to purchase an aggregate of 2,551,020 shares of Common Stock at an exercise price of $1.96, (viii) Pre-Funded Warrants to purchase an aggregate of 215,740 shares of Common Stock at an exercise price of $0.0001, (ix) Public Warrants and Private Placement Warrants to purchase an aggregate of 91,925 shares of Common Stock at an exercise price of $1,150.00 per share, and (x) 6,250 shares of Series D Preferred Stock with a conversion value of approximately $5 million, convertible into shares of Common Stock at a conversion rate of the stated value thereof divided by a current effective conversion price of $0.78.

Preferred Stock

The Board is authorized to issue “blank check” Preferred Stock, which may be issued in one or more series upon the authorization of the Board. The Board is authorized to fix the designations, powers, preferences and the relative, participating, optional or other special rights and any qualifications, limitations and restrictions of the shares of each series of Preferred Stock. The authorized shares of the Preferred Stock are available for issuance without further action by our stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the securities may be listed. If the approval of our stockholders is not required for the issuance of shares of the Preferred Stock, the Board may determine not to seek stockholder approval.

The Board will be able to, without stockholder approval, issue Preferred Stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of the Board to issue Preferred Stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management.

Series A Convertible Preferred Stock

We designated 12,580 shares of our authorized and unissued Preferred Stock as Series A Preferred Stock and established the rights, preferences and privileges of the Series A Preferred Stock pursuant to the Series A Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below.

General.    Each share of Series A Preferred Stock has a stated value of $1,000 per share and, when issued, the Series A Preferred Stock was fully paid and non-assessable.

Ranking.    The Series A Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of us, ranks senior to all capital stock of us unless the Required Holders (as defined in the Series A Certificate of Designations) consent to the creation of other capital stock of us that is senior or equal in rank to the Series A Preferred Stock.

Dividends.    The holders of Series A Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Purchase Rights.    If at any time we grant, issue or sell any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series A Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights at the Alternate Conversion Price (as defined in the Series A Certificate of Designations); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder.    Each holder of Series A Preferred Stock may convert all, or any part, of the outstanding Series A Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at an initially fixed “Conversion Price” of $10.00, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. As of the date of this proxy statement, after giving effect to various adjustments, including under “Other Adjustments” described below, in connection with the Company’s 100 for 1 reverse stock split of its shares of Common Stock, and in connection with certain financing transactions, the current Conversion Price is $1.96.

Voluntary Adjustment Right.    Subject to the rules and regulations of the Nasdaq, we have the right, at any time, with the written consent of the Required Holders (as defined in the Series A Certificate of Designations), to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Board.

Alternate Conversion Upon a Triggering Event.    Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series A Preferred Stock at the “Alternate Conversion Price” equal to the lesser of:

•        the Conversion Price, and

•        the greater of:

•        the floor price of $1.00; and

•        80% of the volume weighted average price of the Common Stock during the 5 consecutive trading days immediately prior to such conversion.

The Series A Certificate of Designations contains standard and customary triggering events (each, a “Series A Triggering Event”), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the failure to timely file or make effective a registration statement on Form S-1 pursuant to the Registration Rights Agreement, dated as of February 14, 2024, by and between us and the holders of Series A Preferred Stock party thereto (the “PIPE Registration Rights Agreement”), (iv) our failure to cure a conversion failure of failure to deliver shares of the Common Stock under the Series A Warrants, Preferred Warrants, and all warrants issued in exchange therefor or replacement thereof (the “Structuring Warrants”) or notice of our intention not to comply with a request for conversion of any Series A Preferred Stock or a request for exercise of any Structuring Warrants, and (v) bankruptcy or insolvency of us.

July Alternate Conversion Event.    On July 5, 2024, the resale registration statement on Form S-1, which included the shares of Common Stock underlying the conversion of the Series A Preferred Stock and Series B Preferred Stock, was declared effective. On the effectiveness of this S-1, the conversion price of the Preferred Stock reset to $1.00 per share. The Series A Certificate of Designations defines a number of conditions that trigger an Alternate Conversion Right, such right extending from the onset of the condition to 20 trading days after the condition is cured. Due to late registration, the period of Alternate Conversion Right was from July 5, 2024 to August 2, 2024, but then further extended to January 6, 2025, the 20th trading day after the effectiveness of an additional resale registration statement on Form S-1 that was declared effective on December 5, 2024 because of a shortfall in the number of shares of Common Stock registered resulting from conversions under the Alternate Conversion Right. The Alternate Conversion Right triggered by late registration resulted in a 25% premium added to the conversion amount. At the time of Alternate Conversion, the Alternate Conversion Price is the lowest of (a) the Conversion Price and (b) the greater of (i) the floor price and (ii) 80% of the lowest daily VWAP of the Common Stock during the five trading days immediately preceding the date of conversion notice submission. However, because the floor price was greater than 80% of the five-day volume-weighted average price of a share of Common Stock, the conversion amount was further increased by a multiplier resulting in the convertibility of the shares of Series A Preferred Stock into the number of shares of Common Stock that would have been issuable if the Alternate Conversion Price had been equal to such lower volume weighted average price.

Other Adjustments.    If 90 days or 180 days following the occurrence of the later of (x) the Stockholder Approval Date (as defined below) and (y) the earlier of (a) the effective date of the registration statement to be filed pursuant to the PIPE Registration Rights Agreement and (b) the date that the Series A Preferred Stock is eligible to be resold without restriction under Rule 144 of the Securities Act, the Conversion Price then in effect is greater than the greater of $1.00 and the Market Price (as defined in the Series A Certificate of Designations) then in effect (the “Series A Adjustment Price”), the Conversion Price shall automatically lower to the Series A Adjustment Price.

Limitations on Conversion.    In no event shall the Series A Preferred Stock be convertible into a number of shares of Common Stock exceeding 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the applicable Securities Purchase Agreement, except that such limitation shall not apply in the event that we obtain approval from our stockholders for the issuance of such shares in accordance with the applicable stock exchange rules (the date of such approval, the “First Stockholder Approval Date”).

Bankruptcy Triggering Event Redemption Right.    Upon any bankruptcy Series A Triggering Event, we shall immediately redeem in cash all amounts due under the Series A Preferred Stock at 25% premium (or, if 18 months following the issuance date, 50% premium) to the greater of (x) the amount of shares of Series A Preferred Stock then outstanding and (y) the equity value of the shares of Series A Preferred Stock then outstanding, unless the holder waives such right to receive such payment. The equity value of the Common Stock underlying the Series A Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding such bankruptcy Series A Triggering Event and the date we make the entire payment required.

Change of Control Exchange.    Upon a change of control, each holder may require us to exchange the holder’s shares of Series A Preferred Stock for consideration equal to the change of Control Election Price (as defined in the Series A Certificate of Designations), to be satisfied at our election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption.    At any time we shall have the right to redeem in cash all, but not less than all, the shares of Series A Preferred Stock then outstanding at a 20% redemption premium to the greater of (x) the amount of shares being redeemed, and (y) the equity value of the Common Stock underlying the Series A Preferred Stock. The equity value of the Common Stock underlying the Series A Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding the date we notify the holders of our election to redeem and the date we make the entire payment required.

Fundamental Transactions.    The Series A Certificate of Designations prohibit us from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless we (or our successor) assumes in writing all of our obligations under the Series A Certificate of Designations and the other Transaction Documents (as defined in the Series A Certificate of Designations).

Voting Rights.    The holders of the Series A Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Series A Certificate of Designations (or as otherwise required by applicable law).

Covenants.    The Series A Certificate of Designations contains a variety of obligations on our part not to engage in specified activities, which are typical for transactions of this type. In particular, we will not, and will cause our subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of our capital stock (other than as required under the Series A Certificate of Designations). In addition, we will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series A Certificate of Designations or Structuring Warrants.

Reservation Requirements.    So long as any Series A Preferred Stock remains outstanding, we shall at all times reserve at least 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series A Preferred Stock then outstanding.

Series B Convertible Preferred Stock

We designated 626 shares of our authorized and unissued Preferred Stock as Series B Preferred Stock and established the rights, preferences and privileges of the Series B Preferred Stock pursuant to the Series B Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below. Except as set forth below, the Series B Preferred Stock has terms and provisions that are identical to those of the Series A Preferred Stock.

Ranking.    The Series B Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of us, ranks senior to all capital stock of us unless the Required Holders (as defined in the Series B Certificate of Designations) or the requisite holders of the outstanding shares of the Series A Preferred Stock (the “Series A Requisite Holders”) consent to the creation of other capital stock of us that is senior or equal in rank to the Series B Preferred Stock. The Series B Preferred Stock ranks pari passu with the Series A Preferred Stock.

Covenants.    The Series B Certificate of Designations contains a variety of obligations on our part not to engage in specified activities, which are typical for transactions of this type. In particular, we will not, and will cause our subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of our capital stock (other than as required under the Series B Certificate of Designations). In addition, we will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series B Certificate of Designations. Any waiver or amendment of the foregoing covenants by the Series A Requisite Holders shall be deemed to be a waiver or amendment by the Required Holders (as defined in the Series B Certificate of Designations) under the Series B Certificate of Designations.

As a result of a shortfall in the number of shares of Common Stock registered for resale upon conversion of the Series B Preferred Stock, the Series B Preferred Stock is currently convertible at a Conversion Price equal to 80% of the lowest volume-weighted average price of the Common Stock for each of the five trading days immediately prior to conversion. Such shortfall is expected to be cured on April 2, 2025, the one-year anniversary of the Company’s filing of Form 10 information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024. However, the Series B Preferred Stock will remain convertible at such discounted price for 20 trading days after such cure.

Series C Convertible Preferred Stock

We designated 2,853 shares of our authorized and unissued Preferred Stock as Series C Preferred Stock and established the rights, preferences and privileges of the Series C Preferred Stock pursuant to the Series C Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below. Except as set forth below, the Series C Preferred Stock has terms and provisions that are substantially the same as those of the Series A Preferred Stock and Series B Preferred Stock.

Ranking.    The Series C Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of us, ranks senior to all capital stock of us (including the Series A Preferred Stock and the Series B Preferred Stock) unless the Required Holders (as defined in the Series C Certificate of Designations) consent to the creation of other capital stock of us that is senior or equal in rank to the Series C Preferred Stock.

Conversion Rights

Conversion at Option of Holder.    Each holder of Series C Preferred Stock may convert all, or any part, of the outstanding Series C Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at a current “Conversion Price” of $1.96 (following certain adjustments since the original issuance of such shares of Series C Preferred Stock), which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions.

Alternate Conversion Upon a Triggering Event.    Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series C Preferred Stock at the “Alternate Conversion Price” equal to the lesser of:

•        the Conversion Price, and

•        the greater of:

•        the floor price of $1.96 (originally $0.0196, but adjusted for the 1 for 100 reverse stock split effected on January 8, 2025); and

•        80% of the volume weighted average price of the Common Stock during the 5 consecutive trading days immediately prior to such conversion.

The Certificate of Designations contains standard and customary triggering events (each, a “Series C Triggering Event”), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the failure to timely file or make effective a registration statement on Form S-1 pursuant to the Registration Rights Agreement, dated as of September 25, 2024, by and between the Company and the holders of Series A Preferred Stock party thereto (the “Second Registration Rights Agreement”), (iv) our failure to cure a conversion failure of failure to deliver shares of the Common Stock under the Series C Warrants, or notice of our intention not to comply with a request for conversion of any Series C Preferred Stock or a request for exercise of any Series C Warrants, and (iv) bankruptcy or insolvency of us.

If at the time of a conversion the Alternate Conversion Price is determined to be the Floor Price because such Floor Price is greater than 80% of the five-day volume weighted average price of a share of Common Stock, then the Conversion Amount (as defined in the Certificates of Designations), shall automatically increase such that the shares of Series C Preferred Stock issuable upon such conversion are equal to the number of shares of Common Stock that would have been issuable if the Alternate Conversion Price had been equal to 80% of the volume weighted average price of the Common Stock during the five consecutive trading days immediately prior to such conversion.

Other Adjustments.    In connection with the private placement, we have agreed to seek stockholder approval at a special meeting of stockholders to be held not later than December 15, 2024 of the issuance of Conversion Shares at a conversion price below the Conversion Price (the date of such approval, the “Second Stockholder Approval Date”). If, on or after the Stockholder Approval Date, we issue any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issuance, the Conversion Price shall be reduced to the New Issuance Price.

If 30 days or 60 days following the occurrence of the later of (x) the Second Stockholder Approval Date and (y) the earlier of (a) the effective date of the registration statement to be filed pursuant to the Second Registration Rights Agreement and (b) the date that the Series C Preferred Stock is eligible to be resold without restriction under Rule 144 of the Securities Act, the Conversion Price then in effect is greater than the greater of $1.96 and the Market Price (as defined in the Series C Certificate of Designations) then in effect (the “Series C Adjustment Price”), the Conversion Price shall automatically lower to the Series C Adjustment Price.

Covenants.    The Series C Certificate of Designations contains a variety of obligations on our part not to engage in specified activities, which are typical for transactions of this type. In particular, we will not, and will cause our subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of our capital stock (other than as required under the Series C Certificate of Designations) and will not incur any indebtedness other than ordinary course trade payables or, subject to certain exceptions, incur any liens. In addition, we will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series C Certificate of Designations. Any waiver or amendment of the foregoing covenants by the Required Holders (as defined in the Series C Certificate of Designations) shall be deemed to be a waiver or amendment by the Required Holders (as defined in the Series C Certificate of Designations) under the Series C Certificate of Designations or Series C Warrants.

Reservation Requirements.    So long as any Series C Preferred Stock remains outstanding, we shall at all times reserve at least 250% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series C Preferred Stock then outstanding.

Series D Preferred Stock

We designated 12,500 shares of our authorized and unissued Preferred Stock as Series D Preferred Stock and established the rights, preferences and privileges of the Series D Preferred Stock pursuant to the Series D Certificate of Designations filed with the Secretary of State of the State of Delaware, as summarized below. Except as set forth below, the Series D Preferred Stock has terms and provisions that are substantially the same as those of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

General.    Each share of Series D Preferred Stock has a stated value of $1,000 per share and, when issued, the Series D Preferred Stock will be fully paid and non-assessable.

Ranking.    The Series D Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company (including the Series A Preferred Stock and the Series B Preferred Stock, except for the Series C Preferred Stock, which will rank pari passu) unless the Required Holders (as defined in the Series D Certificate of Designations) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series D Preferred Stock.

Dividends.    The holders of Series D Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of the Company’s Common Stock, when and if actually paid.

Purchase Rights.    If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Series D Purchase Rights”), then each holder of Series D Preferred Stock will be entitled to acquire, upon the terms applicable to such Series D Purchase Rights, the aggregate Series D Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series D Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Series D Purchase Rights at the Series D Alternate Conversion Price (as defined below); subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder.    Each holder of Series D Preferred Stock may convert all, or any part, of the outstanding Series D Preferred Stock, at any time at such holder’s option, into shares of the Common Stock (which converted shares of Common Stock are referred to as “Series D Conversion Shares” herein) at the fixed “Series D Conversion Price” of $0.78, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions.

Voluntary Adjustment Right.    Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time after the Stockholder Approval Date (as defined below), with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Alternate Conversion Upon a Triggering Event.    Following the occurrence and during the continuance of a Series D Triggering Event (as defined below), each holder may alternatively elect to convert the Series D Preferred Stock at the “Series D Alternate Conversion Price” equal to the lesser of:

•        The applicable Conversion Price, and

•        the greater of:

•        the floor price of $0.156 (the “Floor Price”); and

•        80% of the lowest volume weighted average price of the Common Stock during the five consecutive trading days immediately prior to such conversion.

The Series D Certificate of Designations contains standard and customary triggering events (each, a “Series D Triggering Event”), including but not limited to: (i) the suspension from trading or the failure to list the Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the failure to timely file or make effective a registration statement on Form S-1 or Form S-3 pursuant to the Registration Rights Agreement (as defined below), (iv) the Company’s failure to cure a conversion failure or notice of the Company’s intention not to comply with a request for conversion of any Series D Preferred Stock, and (iv) bankruptcy or insolvency of the Company.

Other Adjustments.    In connection with the April 2025 Private Placement, the Company has agreed to seek stockholder approval at a special meeting of stockholders, of the issuance of Conversion Shares at a conversion price below the Conversion Price (the date of such approval, the “Series D Stockholder Approval Date”). If the Company has not otherwise obtained such stockholder approval prior to May 31, 2025, which is not expected to occur, then the Company shall (i) file a preliminary Proxy Statement seeking such stockholder consent with the SEC no later than May 31, 2025, (ii) use reasonable best efforts to file the definitive Proxy Statement no later than June 30, 2025 and (iii) use reasonable best efforts to hold the Stockholder Meeting no later than July 31, 2025 (the “Stockholder Meeting Deadline”). If, on or after the Series D Stockholder Approval Date, the Company issues any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Series D Conversion Price in effect immediately prior to such issuance, the Conversion Price shall be reduced to the Series D New Issuance Price.

If 30 days or 60 days following the occurrence of the later of (x) the Series D Stockholder Approval Date and (y) the earlier of (a) the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement and (b) the date that the Series D Preferred Stock is eligible to be resold without restriction under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), the Series D Conversion Price then in effect is greater than the greater of $0.156 and the Market Price (as defined in the Series D Certificate of Designations) then in effect (the “Series D Adjustment Price”), the Conversion Price shall automatically lower to the Series D Adjustment Price.

Bankruptcy Triggering Event Redemption Right.    Upon any bankruptcy Series D Triggering Event, the Company shall immediately redeem in cash all amounts due under the Series D Preferred Stock at a 25% premium to the greater of (x) the amount of shares of Series D Preferred Stock then outstanding and (y) the equity value of the shares of Series D Preferred Stock then outstanding, unless the holder waives such right to receive such payment. The equity value of the Common Stock underlying the Series D Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding such bankruptcy Series D Triggering Event and the date the Company makes the entire payment required.

Change of Control Exchange.    Upon a change of control of the Company, each holder may require the Company to exchange the holder’s shares of Series D Preferred Stock for consideration equal to the Change of Control Election Price (as defined in the Series D Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption.    At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series D Preferred Stock then outstanding at a 25% redemption premium to the greater of (x) the amount of shares being redeemed, and (y) the equity value of the Common Stock underlying the Series D Preferred Stock. The equity value of the Common Stock underlying the Series D Preferred Stock is calculated using the greatest closing sale price of the Common Stock on any trading day immediately preceding the date the Company notifies the holders of the Company’s election to redeem and the date the Company makes the entire payment required.

Fundamental Transactions.    The Certificate of Designations prohibit the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the Certificate of Designations and the other Transaction Documents (as defined in the Series D Certificate of Designations).

Voting Rights.    The holders of the Series D Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Certificate of Designations (or as otherwise required by applicable law).

Covenants.    The Series D Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of the Company’s capital stock (other than as required under the Series D Certificate of Designations) and will not incur any indebtedness other than ordinary course trade payables or, subject to certain exceptions, incur any liens. In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the Series D Certificate of Designations.

Reservation Requirements.    So long as any Series D Preferred Stock remains outstanding, the Company shall at all times reserve at least 250% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series D Preferred Stock then outstanding.

Common Stock

Voting

Each holder of Common Stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors, with the exception of certain matters relating solely to the terms of one or more outstanding series of preferred stock. Under the Certificate of Incorporation, our stockholders do not have cumulative voting rights. Because of this, the holders of a majority of the shares of Common Stock entitled to vote in any election of directors can elect all of the directors standing for election.

Dividends

Subject to preferences that may apply to any then-outstanding Preferred Stock, the holders of Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Board out of legally available funds.

Liquidation

In the event of our liquidation, dissolution or winding up, holders of Common Stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of Preferred Stock.

Preemptive or Similar Rights

Holders of Common Stock have no preemptive, conversion or subscription rights and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences and privileges of the holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock that we may designate in the future.

Warrants

The outstanding warrants consist of (i) Public Warrants, (ii) Private Placement Warrants, (iii) warrants initially issued by CERo Therapeutics, Inc. and converted into warrants to purchase Common Stock in connection with our initial business combination (the “Conversion Warrants”), (iv) the Series A Warrants, (v) the Series C Warrants, (vi) the Preferred Warrants, (vii) the December 2024 Warrants, (viii) the January 2025 Warrants, (ix) the Pre-Funded Warrants and (x) the February 2025 Common Warrants.

Public Warrants

General.    Each Public Warrant entitles the registered holder to purchase one share of Common Stock at a price of $1,150.00 per share, subject to adjustment as discussed below, commencing 30 days after the completion of the initial business combination. The Public Warrants are governed by the terms of a Warrant Agreement, dated as of October 5, 2021 between us and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Pursuant to the Warrant Agreement, a warrant holder may exercise its Public Warrants only for a whole number of shares of Common Stock. This means that only a whole Public Warrant may be exercised at any given time by a warrant holder. No fractional Public Warrants will be issued and only whole Public Warrants will trade. The Public Warrants will expire five years after the completion of the initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

Registration of Public Warrants.    We will not be obligated to deliver any shares of Common Stock pursuant to the exercise for cash of a Public Warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Common Stock underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No Public Warrant will be exercisable and we will not be obligated to issue shares of Common Stock upon exercise of a Public Warrant unless Common Stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt from the registration or qualifications requirements of the securities laws of the state of residence of the registered holder of the Public Warrants. Notwithstanding the foregoing, if a registration statement covering the shares of Common Stock issuable upon exercise of the Public Warrants has not been declared effective by the end of 60 business days following the closing of the initial business combination, warrantholders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise Public Warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act.

We have agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial business combination, we will use our best efforts to file with the SEC, and within 60 business days following the initial business combination to have declared effective, a registration statement covering the issuance of the shares of Common Stock issuable upon exercise of the Public Warrants and to maintain a current prospectus relating to those shares of Common Stock until the Public Warrants expire or are redeemed, as specified in the Warrant Agreement. If a registration statement covering the shares of Common Stock issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of the initial business combination, warrantholders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. In addition to the above, if Common Stock is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elects, we will not be required to file or maintain in effect a registration statement, and in the event it does not so elect, it will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of Warrants.    Once the Public Warrants become exercisable, we may call the Public Warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•        if, and only if, the reported last sale price of Common Stock (or the closing bid price of our common stock in the event shares of Common Stock are not traded on any specific day) equals or exceeds $1,800.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalization and the like) for any 20 trading days within a 30 day trading period ending three business days before we send the notice of redemption to the warrantholders.

If and when the Public Warrants become redeemable by us, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the Public Warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Common Stock may fall below the $1,800.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $1,150.00 (for whole shares) warrant exercise price after the redemption notice is issued.

Cashless Exercise.    If we call the Public Warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise its Public Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Public Warrants on a “cashless basis,” Our management will consider, among other factors, our cash position, the number of Public Warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of Common Stock issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of Public Warrants would pay the exercise price by surrendering their warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of the Public Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption.

A holder of a Public Warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess 9.8% (or such other amount as a holder may specify) of the shares of Common Stock outstanding immediately after giving effect to such exercise.

Anti-Dilution Adjustments.    If the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of Common Stock entitling holders to purchase shares of Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Common Stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the Public Warrants are outstanding and unexpired, pay a dividend or makes a distribution in cash, securities or other assets to the holders of Common Stock on account of such shares of Common Stock (or other shares of our capital stock into which the Public Warrants are convertible), other than (a) as described above or (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the shares of Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $50.00 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of shares of Common Stock issuable on exercise of each warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $50.00 per share.

If the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Public Warrant will be decreased in proportion to such decrease in outstanding shares of Common Stock.

Whenever the number of shares of Common Stock purchasable upon the exercise of the Public Warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment b a fraction (x) the numerator of which will be the number of shares of Common Stock purchasable upon the exercise of the Public Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Common Stock to purchase immediately thereafter.

In case of any reclassification or reorganization of the issued and outstanding shares of Common Stock (other than those described above or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of us with or into another entity (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our issued and outstanding shares of Common Stock) in which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquired more than 50% of the voting power of our securities in a transaction that results in a Change of Control Transaction (as defined in the Warrant Agreement), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety, the holders of Public Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Public Warrants and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of Common Stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Public Warrants would have received if such holder had exercised their Public Warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each Public Warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election. If less than 70% of the consideration receivable by the holders of Common Stock in such a transaction is payable in the form of Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Public Warrant properly exercises the Public Warrant within thirty days following public disclosure of such transaction pursuant to a Current Report on Form 8-K, the warrant exercise price will be reduced as specified in the Warrant Agreement based on the Black-Scholes value (as defined in the Warrant Agreement) of the Public Warrant. The purpose of such exercise price reduction is to provide additional value to holders of the Public Warrants when an extraordinary transaction occurs during the exercise period of the Public Warrants pursuant to which the holders of the Public Warrants otherwise do not receive the full potential value of the Public Warrants.

The Public Warrant may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of Public Warrants being exercised. The warrant holders do not have the rights or privileges of holders of Common Stock and any voting rights until they exercise their Public Warrants and receive shares of Common Stock. After the issuance of shares of Common Stock upon exercise of the Public Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Public Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number of shares of Common Stock to be issued to the warrant holder. As a result, warrant holders not purchasing an even number of Public Warrants must sell any odd number of Public Warrants in order to obtain full value from the fractional interest that will not be issued.

The Public Warrants were issued in registered form under the Warrant Agreement. You should review a copy of the Warrant Agreement, which is filed as an exhibit to our registration statement on Form S-4 filed on June 7, 2023, for a complete description of the terms and conditions applicable to the Public Warrants. The Warrant Agreement provides that the terms of the Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then-outstanding Public Warrants to make any changes that adversely affect the interests of the registered holders of Public Warrants.

Private Placement Warrants

The Private Placement Warrants (including the Common Stock issuable upon exercise of the Private Placement Warrants) are not transferable, assignable or salable until 30 days after the completion of our business combination (subject to limited exceptions). In addition, for as long as Private Placement Warrants are held by Cantor and/or its designees or affiliates, such Private Placement Warrants will be subject to a lock-up in compliance with FINRA Rule 5110(e) and may not be exercised after five years from the commencement of sales of our Initial Public Offering in accordance with FINRA Rule 5110(g)(8)(A). The Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants.

Conversion Warrants

Exercise Price.    The Conversion Warrants were exercisable for cash at an exercise price equal to $1,000.00. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Conversion Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment.

Exercise Period.    The Conversion Warrants expired five years after their issuance, on November 14, 2024.

Automatic Conversion.    The Conversion Warrants will automatically convert at the end of the exercise period if the fair market value (as determined in the Conversion Warrants) of a share of Common Stock underlying the Conversion Warrants is greater than the exercise price in effect on such date.

Warrants to Purchase Shares of Common Stock

Series A Warrants

Exercise Price.    The Series A Warrants were initially exercisable for cash at an exercise price equal to the greater of (x) $920.00 (which number has been adjusted for the Company’s 1 for 100 reverse stock split of its Common Stock) and (y) the closing price of the Common Stock on the trading day immediately prior to the Subscription Date (as defined in the Series A Warrant). As of the date of this prospectus, the current exercise price of the Series A Warrants is $139.00. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Series A Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment.

April Exercise Price Adjustment.    The Series A Warrants were subject to an adjustment whereby, if the exercise price in effect as of the First Stockholder Approval Date was greater than the lesser of (i) the closing price of the Common Stock immediately prior to such date and (ii) the quotient of (x) the sum of each closing price of the Common Stock during the five trading day period ending, and including the trading day immediately prior to the First Stockholder Approval Date, divided by (y) five, the Exercise Price shall automatically lower to such price as of the First Stockholder Approval Date. As a result, in April 2024, the exercise price of the Series A Warrants was lowered to $139.00.

Exercise Period.    The Series A Warrants became exercisable beginning six months after the consummation of the issuance date (the “Initial Exercisability Date”) and expire on the third anniversary of the Initial Exercisability Date. The Series A Warrants require “buy-in” payments to be made by us for failure to deliver any shares of Common Stock issuable upon exercise.

Cashless Exercise.    If at the time of exercise of the Series A Warrants, there is no effective registration statement registering the shares of the Common Stock underlying the Series A Warrants, such warrants may be exercised on a cashless basis pursuant to their terms.

Purchase Rights; Participation Rights.    If we issue options, convertible securities, warrants, shares, or similar securities to holders of Common Stock, each holder of Series A Warrants has the right to acquire the same as if the holder had exercised its Series A Warrant. The holders of Series A Warrants are entitled to receive any dividends paid or distributions made to our holders of Common Stock on an “as if converted” basis.

Fundamental Transactions.    The Series A Warrants prohibit us from entering into specified fundamental transactions unless the successor entity assumes all of our obligations under the Series A Warrants under a written agreement before the transaction is completed. Upon specified corporate events, a holder of Series A Warrants will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the Series A Warrant been exercised immediately prior to the applicable corporate event. When there is a transaction involving specified changes of control, a holder of Series A Warrants can request the Company to exchange the then unexercised portion of their Series A Warrants for consideration equal to the Black-Scholes value thereof, which shall be settled, at the option of the Company in either (i) the form of rights convertible into the consideration receivable by holders of the underlying shares of common stock, based upon the value of the shares of the successor entity over a specified period or (ii) cash in an amount equal to the Black-Scholes value.

Series C Warrants

Except as set forth below, the Series C Warrants have terms and provisions that are substantially the same as those of the Series A Warrants.

Exercise Price.    The Series C Warrants are initially exercisable for cash at an exercise price equal to $9.80 (which number has been adjusted for the Company’s 1 for 100 reverse stock split of its Common Stock). The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Series C Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment. Following receipt of shareholder approval of the issuance of shares upon exercise of the Series C Warrants, which was obtained on November 11, 2024, the exercise price of the Series C Warrants is also subject to a reduction upon certain issuances of securities at an effective price below such exercise price. As a result of such issuances, the Series C Warrants are currently exercisable at an exercise price of $0.04.

Warrants Issued on December 23, 2024

Except as set forth below, such warrants have terms and provisions that are substantially the same as those of the Series A Warrants.

Exercise Price.    The warrants issued on December 23, 2024 (the “December 2024 Warrants”) will initially be exercisable for cash at an exercise price equal to $5.61. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of such warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment. However, unlike the Series A Warrants and Series C Warrants, the warrants issued on December 23, 2024 are not subject to any exercise price reduction or adjustment relating to the timing of shareholder approval thereof or the pricing of any future offering.

Warrants Issued on January 6, 2025

Except as set forth below, such warrants have terms and provisions that are substantially the same as those of the Series A Warrants.

Exercise Price.    The warrants issued on January 6, 2025 (the “January 2025 Warrants”) will initially be exercisable for cash at an exercise price equal to $5.82. The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of such warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment. However, unlike the Series A Warrants and Series C Warrants, the warrants issued on January 6, 2025 are not subject to any exercise price reduction or adjustment relating to the timing of shareholder approval thereof or the pricing of any future offering.

Warrants Issued on February 7, 2025

On February 7, 2025, we issued and sold 300,000 shares of our Common Stock and 2,251,020 Pre-Funded Warrants to purchase 2,251,020 shares of our Common Stock together with 2,551,020 February 2025 Common Warrants to purchase 2,551,020 shares of Common Stock. Each share of Common Stock or Pre-Funded Warrant is being sold together with a February 2025 Common Warrant to purchase one share of Common Stock. The shares of Common Stock or Pre-Funded Warrants and accompanying February 2025 Common Warrants were issued separately and were immediately separable upon.

(A) Pre-Funded Warrants

The following summary of certain terms and provisions of the Pre-Funded Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the Pre-Funded Warrant, the form of which is filed as Exhibit No. 4.8 to the registration statement filed with the SEC on February 5, 2025. Prospective investors should carefully review the terms and provisions of the form of Pre-Funded Warrant for a complete description of the terms and conditions of the Pre-Funded Warrants.

Duration and Exercise Price:    Each Pre-Funded Warrant offered has an initial exercise price per share equal to $0.0001. The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until the Pre-Funded Warrants are exercised in full. The exercise price and number of shares of Common Stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the exercise price.

Exercisability:    Each Pre-Funded Warrant may be exercised at any time following the date of issuance and from time to time thereafter until the Pre-Funded Warrants are exercised in full. The Pre-Funded Warrants are exercisable in whole or in part by delivering to the Company a completed instruction form for exercise and complying with the requirements for exercise set forth in the Pre-Funded Warrant. Payment of the exercise price may be made in cash in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Pre-Funded Warrant.

Exercise Limitation:    In general, a holder will not have the right to exercise any portion of a Pre-Funded Warrant if the holder (together with its Attribution Parties (as defined in the Pre-Funded Warrant)) would beneficially own in excess of 4.99% or 9.99%, at the election of the holder, of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided, that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Transferability:    Subject to applicable laws, a Pre-Funded Warrant may be transferred at the option of the holder upon surrender of the Pre-Funded Warrant to us together with the appropriate instruments of transfer.

Fractional Shares:    No fractional shares of Common Stock will be issued upon the exercise of the Pre-Funded Warrants. Rather, the number of shares of Common Stock to be issued will, at our election, either be rounded up to the nearest whole number or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market:    There is no trading market available for the Pre-Funded Warrants on any securities exchange or nationally recognized trading system.

Fundamental Transactions:    If a “Fundamental Transaction” occurs while the Pre-Funded Warrants are outstanding (which includes, but is not limited to, merger transactions or a sale of substantially all of the company’s assets), then if holders of the Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction (as defined in the Pre-Funded Warrant), then the holder will be given the same choice as to the consideration it receives upon any exercise of either the Pre-Funded Warrants following such Fundamental Transaction.

Right as a Stockholder:    Except as otherwise provided in the Pre-Funded Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the Pre-Funded Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their Pre-Funded Warrants.

(B) February 2025 Common Warrants

The following summary of certain terms and provisions of the February 2025 Common Warrants that are is not complete and is subject to, and qualified in its entirety by, the provisions of the February 2025 Common Warrant, the form of which is filed as Exhibit 4.7 to the registration statement filed with the SEC on February 5, 2025. Prospective investors should carefully review the terms and provisions of the form of February 2025 Common Warrant for a complete description of the terms and conditions of the February 2025 Common Warrants.

We issued and sold 2,551,020 February 2025 Common Warrants to purchase an aggregate of 2,551,020 shares of our Common Stock.

Each February 2025 Common Warrant has an exercise price per share of $1.96 and will be immediately exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the February 2025 Common Warrants (the “Warrant Stockholder Approval”) which we are seeking to obtain at our 2025 Annual Meeting of Stockholders. The February 2025 Common Warrants will expire on the 5-year anniversary of the Warrant Stockholder Approval.

The February 2025 Common Warrants will be exercisable in whole or in part by delivering to the Company a completed instruction form for exercise and complying with the requirements for exercise set forth in the February 2025 Common Warrant. Payment of the exercise price may be made in cash, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the February 2025 Common Warrants.

No Fractional Shares:    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the February 2025 Common Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

Exercise Limitation:    In general, a holder will not have the right to exercise any portion of an February 2025 Common Warrant if the holder (together with its Attribution Parties (as defined in the February 2025 Common Warrant)) would beneficially own in excess of 4.99% or 9.99%, at the election of the holder, of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the February 2025 Common Warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Adjustment for Stock Splits:    The exercise price and the number of shares of Common Stock purchasable upon the exercise of the February 2025 Common Warrants are subject to adjustment upon the occurrence of specific events, including sales of additional shares of Common Stock, stock dividends, stock splits, and combinations of our Common Stock.

Dividends or Distributions:    If we declare or make any dividend or other distribution of our assets (or rights to acquire its assets) to holders of shares of our Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the February 2025 Common Warrants, then, in each such case, the holders of the February 2025 Common Warrants shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of Common Stock acquirable upon complete exercise of the February 2025 Common Warrants.

Purchase Rights:    If we grant, issue or sell any shares of our Common Stock or securities exercisable for, exchangeable for or convertible into our Common Stock, or rights to purchase stock, common warrants, securities or other property pro rata to the record holders of any class of shares of our Common Stock, referred to as Purchase Rights, then each holder of the February 2025 Common Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the February 2025 Common Warrants immediately before the record date, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Fundamental Transactions:    In the event of a fundamental transaction, as described in the February 2025 Common Warrants and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the consummation of a business combination with another person or group of persons whereby such other person or group acquires greater than 50.1% of the voting power of the outstanding Common Stock and preferred stock, the holders of the February 2025 Common Warrants will be entitled to receive upon exercise of the February 2025 Common Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the February 2025 Common Warrants immediately prior to such fundamental transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the holder may require the Company or its successor to repurchase the February 2025 Common Warrants for its Black-Scholes Value (as defined in the February 2025 Common Warrants) in cash. This right can be exercised concurrently with, or within 30 days following, the consummation or public announcement of the transaction. If the Fundamental Transaction occurs outside the Company’s control, such as in a hostile takeover or an unapproved transaction, the holder is entitled to receive consideration equivalent in type and proportion to that offered to common stockholders, also calculated based on the Black-Scholes model. Additionally, if no consideration is offered to the Company’s stockholders in the transaction, the holder is deemed to receive common stock of the successor entity, preserving the February 2025 Common Warrants value.

Transferability:    Subject to applicable laws, the February 2025 Common Warrants may be offered for sale, sold, transferred or assigned. There is currently no trading market for the February 2025 Common Warrants and a trading market is not expected to develop.

Rights as a Stockholder:    Except as otherwise provided in the February 2025 Common Warrants or by virtue of a holder’s ownership of shares of our Common Stock, the holders of the February 2025 Common Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, unless and until they exercise their February 2025 Common Warrants.

Amendments:    The February 2025 Common Warrants may be amended with the written consent of the holder of such February 2025 Common Warrant and us.

Listing:    There is no established public trading market for the February 2025 Common Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the February 2025 Common Warrants on any national securities exchange.

Anti-Takeover Provisions

Section 203 of the Delaware General Corporation Law

We are subject to Section 203 of the DGCL, which generally prohibits a publicly held Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years after the date that such stockholder became an interested stockholder, with the following exceptions:

•        before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•        upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, those shares owned (1) by persons who are directors and also officers and (2) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•        on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 defines a “business combination” to include the following:

•        any merger or consolidation involving the corporation and the interested stockholder;

•        any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•        subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•        any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; or

•        the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.

In general, Section 203 defines an “interested stockholder” as an entity or person who, together with the person’s affiliates and associates, beneficially owns or, within three years prior to the time of determination of interested stockholder status, did own 15% or more of the outstanding voting stock of the corporation.

A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its amended and restated certificate of incorporation or amended and restated bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. We have not opted out of these provisions. As a result, mergers or other takeover or change in control attempts of us may be discouraged or prevented.

Among other things, the Certificate of Incorporation and Bylaws:

•        permit the Board to issue up to 10,000,000 shares of Preferred Stock, with any rights, preferences and privileges as they may designate, including the right to approve an acquisition or other change of control;

•        provide that the authorized number of directors may be fixed only by resolution of the Board;

•        provide that the Board will be classified into three classes of directors;

•        provide that, subject to the rights of any series of Preferred Stock to elect directors, directors may only be removed for cause, which removal may be effected, subject to any limitation imposed by law, by the holders of at least 662/3% of the voting power of all of our then-outstanding shares of the capital stock entitled to vote generally at an election of directors, voting together as a single class;

•        provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

•        require that any action to be taken by our stockholders must be effected at a duly called annual or special meeting of stockholders and not be taken by written consent or electronic transmission;

•        provide that our stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide advance notice in writing, and also specify requirements as to the form and content of a stockholder’s notice;

•        provide that special meetings of our stockholders may be called only by the chairperson of the Board, our chief executive officer or by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors; and

•        not provide for cumulative voting rights, therefore allowing the holders of a majority of the shares of Common Stock entitled to vote in any election of directors to elect all of the directors standing for election if they should so choose.

The amendment of a number of these provisions would require approval by the holders of at least 662/3% of the voting power of all of our then-outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class.

The combination of these provisions will make it more difficult for our existing stockholders to replace the Board, as well as for another party to obtain control of us by replacing the Board. Since the Board has the power to retain and discharge our officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for the Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change our control.

These provisions are intended to enhance the likelihood of continued stability in the composition of our Board and our policies and to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to reduce our vulnerability to hostile takeovers and to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and may have the effect of delaying changes in our control or management. As a consequence, these provisions may also inhibit fluctuations in the market price of our stock.

Choice of Forum

The Certificate of Incorporation and Bylaws provide that, unless we consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom will be the sole and exclusive forum for the following claims or causes of action under Delaware statutory or common law: (A) any derivative claim or cause of action brought on our behalf, (B) any claim or cause of action for breach of a fiduciary duty owed by any of our then current or former directors, officers, or other employees to us or our stockholders, (C) any claim or cause of action against it or any of our current or former directors, officers or other employees arising out of or pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws (as each may be amended from time to time), (D) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder) (E) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (F) any claim or cause of action against us or any of our then current or former directors, officers or other employees, governed by the internal-affairs doctrine or otherwise related to our internal affairs, in each case to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. These provisions do not apply to claims or causes of action brought to enforce a liability or duty created by the Securities Act, the Exchange Act or any other claim where the U.S. federal courts have exclusive jurisdiction. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all such Securities Act actions. Accordingly, both state and federal courts have jurisdiction to entertain such claims. To prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, the Certificate of Incorporation and Bylaws will further provide that, unless we consent in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for the resolution of any action or proceeding asserting a cause of action arising under the Securities Act, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by our officers and directors, the underwriters engaged in respect to any offering giving rise to such complaint giving rise to such complaint, any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the Business Combination. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions. In such instance, we would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of the Certificate of Incorporation and Bylaws.

These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees and may discourage these types of lawsuits, or could result in increased costs for a stockholder to bring a claim, particularly if they do not reside in or near Delaware, both of which may discourage lawsuits against us or our directors, officers and employees.

Furthermore, the enforceability of similar choice of forum provisions in other companies’ certificates of incorporation or bylaws has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be inapplicable or unenforceable.

Exchange Listing

Our Common Stock and Public Warrants are listed on the Nasdaq Capital Market under the symbol “CERO” and “CEROW,” respectively.

Transfer Agent and Registrar

The transfer agent and registrar for our securities is Continental Stock Transfer & Trust Company. The transfer agent and registrar’s address is One State Street Plaza, 30th Floor, New York, New York 10004, and its telephone number is (800) 509-5586.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” above and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:

•        the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2023 and 2024); and

•        any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

CERo Relationships and Related Party Transactions

Collaboration and Option Agreement

On March 3, 2020, Legacy CERo entered into a collaboration and option agreement (“Collaboration Agreement”) with a collaborative partner that was an investor of Legacy CERo, pursuant to which each party was granted a royalty-free, nonexclusive, worldwide license to share the other party’s technologies to create bi-functional T-cells. Legacy CERo was responsible for all employee and other internal costs incurred in the performance of all of Legacy CERo’s R&D activities, with approved cost overruns funded by the collaborative partner. At the end of the research project, the collaborative partner would be granted the option to enter into an exclusive license for the further development of the combined drug. Under the Collaboration Agreement, the collaborative partner paid us $0 for the year ended December 31, 2023. The Collaboration Agreement terminated on March 3, 2023.

PIPE Financings

In February 2024, we issued and sold an aggregate of 10,039 shares of Series A Preferred Stock, 6,127 Series A Warrants and 2,500 Preferred Warrants, at a price of $1,000 per share of Series A Preferred Stock, for aggregate cash proceeds of approximately $8.0 million, plus additional cash proceeds of up to $2.0 million if the Preferred Warrants are exercised.

The following table summarizes the shares of our Series A Preferred Stock issued to our related parties:

Purchasers(1)	Shares of Series A Preferred Stock	Total Purchase Price
Daniel Corey(2)	150	$150,000
Atwood-Edminster Trust dtd 4-2-2000(3)	1,002	$1,002,000
Chris Ehrlich(4)	275	$275,000
Phoenix Biotech Sponsor, LLC(5)	1,380	$1,380,000

____________

(1)      Additional details regarding these stockholders and their equity holdings are included in this proxy statement under the section “Security Ownership of Certain Beneficial Owners and Management.”

(2)      Daniel Corey served as the Chief Technology Officer and a member of the board of directors from February 2024 to September 2024, and previously served as Chief Executive Officer, Chief Scientific Officer, and a member of the board of directors of Legacy CERo until the closing of the Business Combination in February 2024.

(3)      Brian G. Atwood served as Chairman and Chief Executive Officer from February 2024 to September 2024, and previously served as Chairman of PBAX until the closing of the Business Combination in February 2024 Mr. Atwood is a member of the board of directors and serves as a trustee of Atwood-Edminster Trust dtd 4-2-2000.

(4)      Chris Ehrlich has served as the Chairman and Chief Executive Officer since December 2024, and previously served as (i) interim Chairman and Chief Executive Officer from October 2024 to November 2024, (ii) Vice Chairman of the board of directors from February 2024 to September 2024, and (iii) the Chief Executive Officer of PBAX until the closing of the Business Combination in February 2024.

(5)      Phoenix Biotech Sponsor, LLC beneficially owned more than 5% of our outstanding capital stock at the time of the transaction.

Registered Direct Offering in February 2025

On February 7, 2025, we issued and sold 300,000 shares of our Common Stock and 2,251,020 Pre-Funded Warrants to purchase 2,251,020 shares of our Common Stock together with 2,551,020 February 2025 Common Warrants to purchase 2,551,020 shares of Common Stock. Each share of Common Stock or Pre-Funded Warrant is being sold together with a February 2025 Common Warrant to purchase one share of Common Stock. The shares of Common Stock or Pre-Funded Warrants and accompanying February 2025 Common Warrants were issued separately and were immediately separable upon. Brian Atwood, one of our directors, purchased an aggregate of 510,200 Pre-Funded Warrants and accompanying February 2025 Common Warrants to purchase 510,200 shares of Common Stock for a total purchase price of approximately $1 million at this offering.

Policies and Procedures for Related Party Transactions

We have adopted a code of conduct and ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by the board of directors (or the appropriate committee of the board of directors) or as disclosed in public filings with the SEC. Under the adopted code of conduct and ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving us. A current copy of the code is posted on the corporate governance section of our website, which is located at https://www.cero.bio/governance.

In addition, pursuant to the Audit Committee charter, our Audit Committee is responsible for reviewing and approving related party transactions to the extent that we entered into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. Without a meeting, the unanimous written consent of all of the members of the Audit Committee will be required to approve a related party transaction. We also require each of our directors and officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Our Audit Committee reviews on a quarterly basis all payments that were made to the officers or directors, or to their affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 1, 2025, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our named executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Shares of our Common Stock subject to options, warrants or shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock that are currently exercisable or convertible or exercisable or convertible within 60 days or shares of Common Stock underlying time-based restricted stock units that vest within 60 days are considered outstanding and beneficially owned by the person holding the options, warrants, shares of preferred stock or restricted stock units, as applicable, for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Accordingly, the ownership percentage of such persons presented below assumes the exercise or conversion of derivative securities held thereby without assuming exercise or conversion of securities of the same type held by any other persons and, accordingly, is greater than the percentage that would be owned by such persons if all of the holders of securities of the same type exercised or converted such securities. Unless otherwise indicated, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all of our voting securities beneficially owned by them. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

The percentage of beneficial ownership is based on 6,162,072 shares of Common Stock issued and outstanding as of May 1, 2025.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% or Greater Beneficial Owners:	—	—
Directors and Executive Officers:
Chris Ehrlich(2)	125,122	2.01%
Andrew “Al” Kucharchuk(3)	3,333	*
Kristen Pierce, Ph.D.(4)	1,325	*
Brian G. Atwood(5)	615,590	9.99%
Michael Byrnes(6)	7,498	*
Kathleen LaPorte(7)	17,217	*
Lindsey Rolfe, M.D.(8)	7,498	*
Shami Patel(9)	6,284	*
All current directors and executive officers as a group (eight individuals)	783,867	12.72%

____________

*        Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(1)      Unless otherwise noted, the business address of each of the following individuals is 210 Haskins Way, Suite 230, South San Francisco, CA 94080.

(2)      Consists of (i) 57,919 shares of Common Stock, (ii) 50 shares of Common Stock issuable upon the exercise of Warrants exercisable within 60 days of May 1, 2025, (iii) 67,117 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 1, 2025, and (iv) 36 shares of Common Stock held by his spouse, Sara Fried.

(3)      Consists of 3,333 shares of Common Stock, issuable pursuant to stock options exercisable within 60 days of May 1, 2025.

(4)      Consists of 1,325 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 1, 2025.

(5)      Consists of (i) 1,250 shares of Common Stock, (ii) 490,534 shares of Common Stock, held by the Atwood-Edminster Trust dtd 4-2-2000 (the “Trust”), of which Mr. Atwood and Lynne H. Edminster serve as trustees (iii) 8,814 shares of Common Stock, issuable pursuant to stock options exercisable within 60 days of May 1, 2025 and (iv) shares underlying 114,992 Pre-Funded Warrants held by Mr. Atwood, which is the maximum number of such Pre-Funded Warrants held thereby that may be exercised without exceeding the beneficial ownership limitations set forth therein. Excludes warrants and/or pre-funded warrants held by Mr. Atwood and GVN, LLC (of which Mr. Atwood and Lynne H. Edminster serve as managers, and the sole member is the Trust) that are in excess of the applicable beneficial ownership limitations.

(6)      Consists of 7,498 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 1, 2025.

(7)      Consists of (i) 59 shares of Common Stock held by Kathleen LaPorte, (ii) 9,660 shares of Common Stock, held by the Kathleen LaPorte Revocable Trust, of which Ms. LaPorte serves as a trustee, and (iii) 7,498 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 1, 2025.

(8)      Consists of 7,498 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 1, 2025.

(9)      Consists of 6,284 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 1, 2025.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2024 and discussed them with the Company’s management and Wolf, the Company’s independent registered public accounting firm.

The audit committee has also received from, and discussed with, Wolf various communications that Wolf is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Wolf provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

By the audit committee of the board of directors of CERo Therapeutics Holdings, Inc.

Michael Byrnes
Lindsey Rolfe
Shami Patel

March 31, 2025

This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filing of CERo Therapeutics Holdings, Inc. with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, or subject to the liabilities of Section 18 of the Exchange Act.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, filed by such reporting persons and/or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2024, all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% percent of a registered class of our equity securities under the Exchange Act were met in a timely manner except for (i) a Form 4 filed on November 20, 2024 for Stuart M. Sloan; (ii) a Form 3 filed on November 20, 2024 for Stuart M. Sloan, and (iii) three Form 4s filed on October 2, 2024 for each of Kathleen Laporte, Christopher Ehrlich and Brian G. Atwood, in each case due to administrative error.

STOCKHOLDER PROPOSALS

Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for the Company’s 2026 Annual Meeting of Stockholders must submit a proposal that is received at the Company’s principal executive offices at a reasonable time before the Company begins to print and send its proxy materials for that meeting. Such stockholder proposals intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements of Rule 14a-8 under the Exchange Act, and be received no later than January 7, 2026, in order to be considered for inclusion in the proxy materials to be disseminated by the board of directors for such annual meeting. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to the Company’s Secretary at CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080. Proposals must contain the information required under the Company’s Bylaws, a copy of which is available upon request to the Company’s Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at the Company’s 2026 Annual Meeting of Stockholders without having the proposal or nomination included in the Company’s proxy statement must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. However, if the Company did not have an annual meeting in the preceding year or changes the date of the annual meeting of Stockholders by more than 30 days before or 60 days after the anniversary of the preceding year’s annual meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Accordingly, for the Company’s 2026 Annual Meeting of Stockholders, the Company’s Secretary must receive the proposal or nomination no earlier than the close of business of the 120th day prior to the first year anniversary of this Annual Meeting, which date shall be January 29, 2026 and no later than the close of business of the 90th day prior to the first year anniversary of this Annual Meeting, which dates shall be February 28, 2026. Proposals must contain the information required under the Bylaws, a copy of which is available upon request to the Company’s Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of Rule 14a-4, the Company may exercise discretionary voting authority under proxies the Company solicits to vote, in accordance with the Company’s best judgment, on any such proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 30, 2026. If the date of the Company’s 2026 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 days prior to the date of the 2026 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made by the Company.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may communicate with the Board by writing to CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement, may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of the proxy statement to you upon written or oral request to CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary. If you want to receive separate copies of the proxy statement or annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

SOLICITATION OF PROXIES

The Company will bear the costs of soliciting proxies from the Company’s stockholders. In addition to the use of the mails, proxies may be solicited by the Company’s directors, officers and employees by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith. The Company has engaged Okapi to assist the Company with the solicitation of proxies for the Annual Meeting. The Company expects to pay Okapi $10,000, plus expenses, for its services.

ANNUAL REPORT

The Company will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of the Company’s Annual Report as filed with the SEC. Requests for such copies should be addressed to: CERo Therapeutics Holdings, Inc., 201 Haskins Way, Suite 230, South San Francisco, CA 94080, Attention: Secretary.

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in herein. The Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in herein. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to the Board at the date this proxy statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review CERo’s electronically-filed reports, proxy and information statements on the SEC’s web site at www.sec.gov or on CERo’s web site at www.cero.bio. Information included on the Company’s website is not a part of this proxy statement.

You should rely only on the information contained in this proxy statement or on information to which the Company has referred you. The Company has not authorized anyone else to provide you with any information. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Okapi, CERo’s proxy solicitor, at:

Okapi Partners, LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (877) 566-1922

Appendix A

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CERO THERAPEUTICS HOLDINGS, INC.

CERO THERAPEUTICS HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of this corporation is CERo Therapeutics Holdings, Inc. The original certificate of incorporation of this corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on June 8, 2021 under the name Phoenix Biotech Acquisition Corp. The Second Amended and Restated Certificate of Incorporation was originally filed with the Secretary of the State of Delaware on February 14, 2024, and has been amended by a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State on February 14, 2024, a Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State on February 15, 2024, a Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed with the Secretary of State on February 21, 2024, a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock filed with the Secretary of State on April 1, 2024, a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock filed with the Secretary of State on September 25, 2024, Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation filed with the Secretary of State on January 8, 2025 and a Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock filed with the Secretary of State on April 22, 2025 (the Second Amended and Restated Certificate of Incorporation, as so amended, the “Certificate of Incorporation”).

SECOND: Section 4.1 of the Certificate of Incorporation is hereby amended and restated in its entirety, as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 1,010,000,000 shares, consisting of 1,000,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each ( ) shares of Common Stock issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The reverse stock split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Section 4.1.

The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the reverse stock split are surrendered for cancellation. Upon the Effective Time, all references to “Common Stock” in this Certificate of Incorporation shall be to the New Common Stock.

The reverse stock split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the reverse stock split will be effectuated on a certificate-by-certificate basis for shares held by registered holders, as applicable. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares

A-1

of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the reverse stock split unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its current transfer agent, or the holder notifies the Corporation or such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 211 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the day of [•], 2025.

CERO THERAPEUTICS HOLDINGS, INC.
By:
Name:	Chris Ehrlich
Title:	Chief Executive Officer

A-2

Appendix B

THIRD AMENDMENT
TO THE
CERo THERAPEUTICS HOLDINGS, INC.
2024 EQUITY INCENTIVE PLAN

This Amendment to the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan (“Amendment”) is hereby adopted by the Board of Directors (the “Board”) of CERo Therapeutics Holdings, Inc., a Delaware corporation (the “Company”). All capitalized terms not defined in this Amendment shall be defined as set forth in the Plan.

WHEREAS, the Company maintains the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan (as previously amended, the “Plan”).

WHEREAS, the Plan was originally adopted in 2024 with a reserve of 51,726 shares of common stock of the Company and a limit on the number of Incentive Stock Options that may be granted pursuant to the Plan of 50,993 Shares, and such amounts were increased by 20,000 shares each pursuant to the First Amendment to the Plan, dated April 30, 2024 and by 208,454 shares each pursuant to the Second Amendment to the Plan, dated September 30, 2024.

WHEREAS, the Board desires to adopt the Amendment to increase (i) the share reserve and (ii) the Incentive Stock Option limit under the Plan, in each case, by 2,000,000 Shares, to meet the Company’s equity award needs.

WHEREAS, the Board has recommended that the Amendment be submitted to the stockholders of the Company for approval at the Company’s 2025 annual meeting of stockholders to be held on May 29, 2025 (the “Effective Date”).

NOW THEREFORE BE IT RESOLVED, that effective as of the Effective Date, the Plan is hereby amended as follows:

1.     Amendments to Share Reserves.

a. The first sentence of Section 2(a) is amended and restated in its entirety to read as follows:

“Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 2,280,180 shares of Common Stock.”

b. Section 2(b) is amended and restated in its entirety to read as follows:

“Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 2,279,446 shares.”

2.     All Other Provisions of the Plan Remain the Same. Except as expressly provided in this Amendment, all other terms, conditions and obligations contained in the Plan shall remain unchanged and in full force and effect as provided for in the Plan.

ADOPTED BY THE BOARD OF DIRECTORS: May 6, 2025

APPROVED BY THE STOCKHOLDERS: [ ], 2025

B-1

2025 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail CERO THERAPEUTICS HOLDINGS, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 28, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/cero/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND 7. Proposal No. 1: The approval of an amendment to our certificate of incorporation to combine outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”) into a lesser number of outstanding shares, by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set within this range by our board of directors in its sole discretion. Proposal No. 2: The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635 upon the exercise of warrants to purchase Common Stock (the “February 2025 Common Warrants”) issued in a registered direct offering in February 2025 at less than the “minimum price” under Nasdaq Listing Rule 5635(d), including the issuance of equity compensation to one of our directors upon the exercise of the February 2025 Common Warrants at less than market value pursuant to Nasdaq Listing Rule 5635(c). Proposal No. 3: The approval, subject to certain conditions, of the issuance of shares of Common Stock in accordance with Nasdaq Listing Rule 5635 upon the conversion of the Company’s Series D convertible preferred stock, par value $0.0001 per share, issued in a private placement in April 2025, at less than the “minimum price” under Nasdaq Listing Rule 5635(d). Proposal No. 4: The approval of the CERo FOR AGAINST ABSTAIN Therapeutics Holdings, Inc. 2024 Equity Incentive Plan (the “Plan”), as amended to increase the number of shares of Common Stock available for issuance under the Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 2,000,000 shares. Proposal No. 5: The approval of the election of two Class I directors to the Board to serve until the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Please mark your votes like this FOR AGAINST ABSTAIN Nominees: A. Michael Byrnes B. Lindsey Rolfe, M.D. Proposal No. 6: The ratification of the appointment of Wolf & Company, P.C., as our independent registered public accounting firm for the 2025 fiscal year. Proposal No. 7: The approval of an adjournment of the annual meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposal No. 1, 2, 3 or 4. CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 29, 2025. To view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/cero/2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CERO THERAPEUTICS HOLDINGS, INC. The undersigned appoints Chris Ehrlich and Andrew Kucharchuk, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of CERo Therapeutics Holdings, Inc. (the “Company”) held of record by the undersigned at the close of business on March 31, 2025 at the Annual Meeting of the Company to be held on May 29, 2025 at 9:00 a.m. Pacific Time, and any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)